                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
              EXCHANGE ACT OF 1934 (AMENDMENT NO.                )

Filed by the registrant  /X/
Filed by a party other than the registrant  / /
Check the appropriate box:
     / /         Preliminary proxy statement
     /X/         Definitive proxy statement
     / /         Definitive additional materials
     / /         Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                         COMPREHENSIVE CARE CORPORATION
                (Name of Registrant as Specified in Its Charter)

                         Comprehensive Care Corporation
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         (1)    Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

         (2)    Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

--------------------------------------------------------------------------------

         (4)    Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)    Amount previously paid:

--------------------------------------------------------------------------------

         (2)    Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

         (3)    Filing party:

--------------------------------------------------------------------------------

         (4)    Date filed:

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
                                [COMPCARE LOGO]





                                                              September 30, 1995





Dear CompCare Stockholder:

         On behalf of the Board of Directors and management of your Company, I cordially invite you to attend our annual meeting of stockholders on Thursday, November 9, 1995 at 10:00 a.m., Eastern Standard Time, at the offices of Ernst & Young LLP, 787 Seventh Avenue, 21st Floor, New York, New York, and any adjournments or postponements thereof.

         I urge you to attend the meeting to give us an opportunity to meet you personally and to answer questions you may have.

         I hope that you will be able to attend the meeting in person. Whether or not you plan to attend the meeting, please sign and return the enclosed proxy card promptly in the return envelope provided.

         I look forward to seeing you at the annual meeting of stockholders.


                                                Sincerely,




                                                Chriss W. Street
                                                Chairman of the Board, President
                                                and Chief Executive Officer

                         COMPREHENSIVE CARE CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                     TO BE HELD THURSDAY, NOVEMBER 9, 1995

                   -----------------------------------------

         The annual meeting of stockholders of Comprehensive Care Corporation (the "Company") will be held at the offices of Ernst & Young LLP, 787 Seventh Avenue, 21st Floor, New York, New York on Thursday, November 9, 1995 at 10:00 a.m., Eastern Standard Time, and any adjournments or postponements thereof for the following purposes:

                 1. To elect one Class III director to serve until the 1998 Annual Meeting of Stockholders and until his successor is elected and qualified;

                 2. To act upon a proposal to adopt the Comprehensive Care Corporation 1995 Incentive Plan in the form of Appendix A;

                 3. To act upon a proposal to amend and restate the Directors' Stock Option Plan in the form of Appendix B;

                 4. To consider and transact such other business as may properly come before the meeting or any adjournment thereof.

         Stockholders of record at the close of business on September 15, 1995 are entitled to vote at the meeting. A list of stockholders entitled to vote at the meeting will be available for inspection at the principal office of the Company and such offices of Ernst & Young LLP.

                                             By Order of the Board of Directors,



                                             Kerri Ruppert
                                             Secretary

September 30, 1995





         YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN THE ACCOMPANYING PROXY AND MAIL IT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. YOUR PROMPT RESPONSE WILL SAVE THE EXPENSE OF A FOLLOW-UP MAILING.

                         COMPREHENSIVE CARE CORPORATION
                       4350 VON KARMAN AVENUE, SUITE 280
                        NEWPORT BEACH, CALIFORNIA 92660
                                 (714) 798-0460


                                PROXY STATEMENT

        The Board of Directors of Comprehensive Care Corporation (the "Company") solicits your proxy for use at the annual meeting of stockholders to be held on Thursday, November 9, 1995 at 10:00 a.m., Eastern Standard Time, at the offices of Ernst & Young LLP, 787 Seventh Avenue, 21st Floor, New York, New York, and any adjournments or postponements thereof. This proxy statement and the accompanying form of proxy are first being mailed on or about October 4, 1995. Following this mailing, certain officers and employees of the Company may solicit proxies by mail, telephone, telecopy or in person, without additional compensation. In addition, the Company has engaged Continental Stock Transfer & Trust Company to assist in this proxy solicitation for a fee of $5,000 plus expenses. Upon request, the Company will reimburse brokers and other persons holding shares for others for their expenses in forwarding copies of the proxy soliciting material to the beneficial owners of such shares. All costs of solicitation will be paid by the Company.

         The shares held by each person giving a proxy in the accompanying form will be voted at the meeting in accordance with any instructions specified in the proxy. If no instructions are specified, the shares will be voted; FOR the election as a class III director of the nominee specified herein; FOR the adoption of the 1995 Incentive Stock Option Plan; and FOR the adoption of the amendment and restatement of the Director Stock Option Plan. The person voting the proxy may vote the proxy cumulatively for the election of one or more director nominee as described under "Cumulative Voting Rights" below. A proxy may be revoked by the person giving it any time before its exercise by sending a written notice of such revocation or a later-dated proxy to the Secretary of the Company at the above address or by attending the meeting and voting in person. Attendance at the meeting will not by itself revoke a proxy.

        Only stockholders of record at the close of business on September 15, 1995 are entitled to notice of, and to vote at, the annual meeting. As of that date, 2,214,500 shares of common stock, $.01 par value per share ("Common Stock"), were outstanding and held of record by stockholders. Stockholders are entitled to one vote for each share of Common Stock held.

         The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the annual meeting. Directors are elected by a plurality of the votes present in person or by proxy and entitled to vote. Except as set forth in the next paragraph, approval of any other matter that may properly come before the meeting requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote. Abstentions will therefore have the effect of negative votes with respect to any matter presented at the meeting, while broker non-votes will have no effect on any matter presented. If authority to vote for one or more nominees is withheld on a proxy card, no vote will be cast with respect to the shares represented thereby and the outcome of the election will not be affected.

        The New York Stock Exchange ("NYSE") Shareholder Approval Policy requires, in many instances, including approval of option plans in which directors or officers participate, the approval of the listed company's shareholders for the shares to be listed on NYSE. In order for the approval to be effectively given on Proposals 2 and 3, at least a majority of the outstanding Common Stock must cast votes in person or by proxy (counting the total vote cast for, against, abstaining, or indicating no instruction); and a majority of the shares voting must approve.

                            CUMULATIVE VOTING RIGHTS

         In voting for the election of directors, stockholders are entitled to vote cumulatively. Each stockholder is entitled to cast in each election the number of votes equal to (i) the number of shares held of record by such person, multiplied by (ii) the number of directors to be elected in such election. Stockholders may (but need not) cumulate their votes in the election of directors by indicating the distribution of their votes among the nominees in the space provided on the enclosed proxy card. If votes are not so distributed on the proxy as to the election of directors, the persons appointed as proxies may exercise the right to vote the shares represented by such proxy cumulatively in such election and may distribute the votes represented by such proxy among one or more of the nominees (or any substitute candidates) in any manner they see fit. In so far as only one director is to be elected as a Class III director, there would be no effective application of the cumulative voting provisions.

                             PRINCIPAL STOCKHOLDERS

         The following table sets forth information concerning the beneficial ownership of Common Stock by the directors of the Company, the executive officers named in the Summary Compensation Table included elsewhere herein and all directors and executive officers as a group. Such information is given as of September 15, 1995, the record date. According to rules adopted by the Securities and Exchange Commission, a person is the "beneficial owner" of securities if he or she has, or shares, the power to vote them or to direct their investment. Except as otherwise noted, the indicated owners have sole voting and investment power with respect to shares beneficially owned. An asterisk in the percent of class column indicates beneficial ownership of less than 1% of the outstanding Common Stock.


     NAME OF                              AMOUNT AND NATURE OF                           PERCENT
BENEFICIAL OWNER                          BENEFICIAL OWNERSHIP                           OF CLASS
-------------------------------------------------------------------------------------------------
William H. Boucher                                5,000 (1)                                 *
J. Marvin Feigenbaum                              5,000 (1)                                 *
Lindner Funds (2)                               586,700                                   20.9%
Ronald G. Hersch                                 15,500 (3)                                 *
Drew Q. Miller                                   21,000 (4)                                 *
Rudy R. Miller                                    5,000 (1)                                 *
James R. Moriarty (5)                           172,500                                    7.2%
W. James Nicol                                    5,056 (6)                                 *
Richard C. Perry (7)                            200,000                                    8.3%
Kerri Ruppert                                    19,036 (8)                                 *
Chriss W. Street                                 84,060 (9)                                3.7%
All executive officers and
  directors as a group (8 persons)              159,652 (10)                               6.8%

----------------------
(1) Includes 5,000 shares subject to options that are presently exercisable or exercisable within 60 days of the date of this Proxy Statement.

(2) The mailing address of Lindner Funds is c/o Ryback Management Corporation, 7711 Carondelet Avenue, Suite 700, St. Louis, Missouri 63105. Includes approximately 336,700 shares currently reserved for issuance upon conversion of a Secured Convertible Note dated January 9, 1995 and 250,000 shares sold under an Amended Common Stock Purchase Agreement dated June 29, 1995 that are issuable upon approval of listing on the NYSE and completion of administerial matters. Lindner Funds, as described in its Schedule
     13G, holds the shares and convertible debt in more than one fund.

(3) Includes 4,000 shares held directly and 11,500 shares subject to options that are presently exercisable or exercisable within 60 days of the date of this Proxy Statement.

(4) Includes 1,000 shares held directly and 20,000 shares subject to options that are presently exercisable or exercisable within 60 days of the date of this Proxy Statement.

(5) The mailing address of James R. Moriarty is 1111 Bagbe, Suite 1950, Houston, Texas 77002-2546. Includes 172,500 shares sold under a Common Stock Purchase Agreement dated April 15, 1995, as amended, that are issuable upon approval of listing on the NYSE and completion of administerial matters.

(6) Includes 56 shares held by Mr. Nicol's spouse as custodian for his three minor children, all of whom reside with Mr. Nicol, and 5,000 shares subject to options that are presently exercisable or exercisable within 60 days of the date of this Proxy Statement.

(7) Mr. Perry is President of Perry & Co., 2635 Century Parkway, N.E., Suite 1000, Atlanta, Georgia 30345.

(8) Consists of 19,036 shares subject to options that are presently exercisable or exercisable within 60 days of the date of this Proxy Statement.

(9) Includes 6,560 shares held directly and 77,500 shares subject to options that are presently exercisable or exercisable within 60 days of the date of this Proxy Statement.

(10) Includes a total of 148,036 shares subject to outstanding options that are presently exercisable or exercisable within 60 days of the date of this Proxy Statement.

                 PROPOSAL 1 - ELECTION OF A CLASS III DIRECTOR

         During fiscal 1995, the size of the Board of Directors was fixed at five members. The Board of Directors of the Company is divided into three classes serving staggered three year terms. Directors for each class will be elected at the Annual Meeting of Stockholders held in the year in which the term for such class expires and will serve for three years. The term of W. James Nicol will expire at the 1995 Annual Meeting; the terms of Rudy R. Miller and Chriss W. Street will expire at the 1996 Annual Meeting and the terms of William H. Boucher and J. Marvin Feigenbaum will expire at the 1997 Annual Meeting. Directors who are employees of the Company do not receive any compensation for serving on the Board of Directors of the Company.

         Mr. Street, a Class II director, is not up for re-election; however, under the terms of his employment agreement, the Company shall use its best efforts for Mr. Street to continue to be elected as a Class II director of the Company, and to be further elected as Chairman of its Board of Directors.

         It is the intention of the persons named as proxies to vote their proxies for the election as a Class II director of the person as named below, of whom the nominee, Mr. Nicol is currently a director. Mr. Nicol has consented to serve as the director if elected.

          THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION AS A DIRECTOR OF THE NOMINEE LISTED BELOW.


           CLASS III:  NOMINEE FOR A THREE-YEAR TERM EXPIRING IN 1998



W. JAMES NICOL (Age 52)

         Mr. Nicol has served since May 1995 as Senior Vice President/Chief Financial Officer of CareLine, Inc. From October 1990 to March 1995, Mr. Nicol served as Senior Vice President/Chief Financial Officer and Treasurer of Quantum Health Resources, Inc., a provider of long-term therapies and support services for chronic disorders. From October 1989 until August 1990, he served as President of the Company, and he served as an Executive Vice President of the Company and in other positions from 1973 through June 1989. Mr. Nicol has served as a director of the Company since 1988 and also served as a director from 1985 to 1987.


               THE FOLLOWING ARE INCUMBENT DIRECTORS WHOSE TERMS
                  ARE NOT EXPIRING AT THE 1995 ANNUAL MEETING


WILLIAM H. BOUCHER (Age 63)

         Mr. Boucher is a Class I director whose term expires at the 1997 Annual Meeting. Mr. Boucher is currently a self-employed consultant providing services to the dental, behavioral medicine and pharmaceutical industries.
From February 1994 to September 1994, he served as Vice President - Sales for Foundation Health Pharmaceutical Services, a Health Maintenance Organization ("HMO"), and was Vice President - Sales for Diagnostek, Inc., a mail-order pharmacy company, from June 1991 to January 1994. Mr. Boucher was also Vice President - sales for Qual-Med, an HMO from May 1990 to June 1991 and was Vice President - Sales and Marketing for PCS, Inc., a pharmacy processing company, from April 1980 to September 1989. Mr. Boucher has served as a director of the Company since January 1994.

J. MARVIN FEIGENBAUM (Age 45)

         Mr. Feigenbaum is a Class I director whose term expires at the 1997 Annual Meeting. Mr. Feigenbaum has served as the Chairman and Chief Executive Officer of Nu-Tech Bio Med, Inc. (formerly known as Applied DNA Systems, Inc.), a chemo-sensitivity testing company, since June 1994. For the prior five years thereto, Mr. Feigenbaum acted as an independent consultant in the medical and health care industry generally. Mr. Feigenbaum has over 20 years experience in the health care industry. Prior to being an independent consultant, Mr. Feigenbaum served as Chairman and Chief Executive Officer of Temco Home Health Care Products, Inc. Mr. Feigenbaum is a member of the Entrepreneurship Advisory Council Small Business Research Institute at the University of Albany's School of Business. He has served as a director of the Company since March 1994.

RUDY R. MILLER (Age 47)

         Mr. Miller is a Class II director whose term expires at the 1996 Annual Meeting. Mr. Miller has served as Chairman, President and Chief Executive Officer of Miller Management Corp., a financial consulting firm, since 1972 and of Miller Capital Corp., a venture capital, financial services and investor relations firm, since 1993. Mr. Miller was Chairman, President and Chief Executive Officer of StatesWest Airlines, Inc. from 1986 to 1993. That company petitioned for protection under Chapter 11 of the U.S. Bankruptcy Code in December 1992 and was dismissed by the Bankruptcy Count in September 1994. Mr. Miller was also a member of the board of directors of America West Airlines from 1982 to 1986. He has served as a director of the Company since August 1994.

CHRISS W. STREET (Age 45)

         Mr. Street is a Class II director whose term expires at the 1996 Annual Meeting. Mr. Street has been employed by the Company since May 1994.
Mr. Street was named Interim Chief Executive Officer on May 4, 1994 and in June 1994, he was appointed Chief Executive Officer of the Company. In August 1994, Mr. Street was also appointed President of the Company. Mr. Street is founder and principal of Chriss Street & Company, a corporation specializing in investment banking, financial advisory services, securities trading and factoring. Mr. Street commenced operations of Chriss Street & Company in February 1992 and was Managing Director for Seider-Amdec Securities, Inc. from 1988 to 1992. In February 1995, Mr. Street was elected as a director for Micropolis Corporation, where he also serves as chairman of the compensation committee. In addition, in August 1995, Mr. Street was elected as a director of Nu-Tech Bio Med, Inc. where he also serves on the stock option committee (see "COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION"). Mr. Street also serves as Chairman of the Board of Directors of the Company and has been a director since November 1993.


BOARD MEETINGS AND DIRECTORS' COMPENSATION

         During the fiscal year ended May 31, 1995, the Board of Directors of the Company held 9 meetings. In addition, the Board of Directors took actions by written consent on 2 occasions. Each director attended more than 75% of the meetings of the Board of Directors and the committees on which he served during his period of service.

         Prior to the 1994 Annual Meeting, non-employee directors received a $5,000 annual retainer plus $2,250 for each Board meeting attended in person. Directors are not compensated for attendance at committee meetings or meetings conducted telephonically.

         Effective as of the date of the 1994 Annual Meeting, directors no longer received an annual retainer. Instead, non-employee directors were paid $1,000 per month of service, with committee chairmen receiving an additional $500 per month. Directors are required to attend at least three of the five regular Board meetings.

         In April 1995, Mr. Feigenbaum was appointed Vice Chairman and is paid an additional $1,500 per month. Beginning on the date of the 1994 Annual Meeting, directors also receive options to purchase shares of the Company's Common Stock under the Directors' Stock Option Plan. Under the original Directors' Stock Option Plan, each non-employee director was granted a stock option to purchase 10,000 shares of the Company's Common Stock ("Initial Grant"). Initial Grants vest annually in 25% increments beginning on the first anniversary of the date of grant, provided the individual is still a director on those dates. In addition, each non-employee director who at each annual meeting of the Company's stockholders remains a non-employee director, receives an option to purchase 2,500 shares of the Company's Common Stock ("Annual Grant"). Annual Grants become 100% vested as of the first annual meeting of the Company's stockholders following the date of grant, provided the individual is still a director as of that date.

         In the event that Proposal 3 is adopted, directors who are not employees will receive an initial stock option grant of 10,000 shares and options to purchase 5,000 shares on each anniversary of the initial grant. In addition, the Vice Chairman shall be granted with each annual grant, options to purchase 3,333 shares of the Company's Common Stock. Each chairman of a committee of the Board of Directors will be granted with each annual grant, options to purchase 8,333 shares of the Company's Common Stock. Each non-employee director (other than the chairman) who serves on a committee of the Board of Directors will be granted with each annual grant, options to purchase 2,500 shares of the Company's Common Stock.

         Rudy R. Miller, a current director of the Company, is a principal of The Miller Group, a public and investor relations firm. Effective January 1, 1995, the Company engaged The Miller Group to provide investor-relations services. The terms of the engagement are for one year and provide that The Miller Group will bill the Company at the monthly rate of $5,500 (exclusive of out-of-pocket expenses).

BOARD COMMITTEES

         Audit Committee. The audit committee of the Board of Directors consists of Messrs. Rudy Miller, Nicol and Boucher. The committee reviews the report of the auditors' findings following the close of the audit and thereafter submits a report of such findings to the Board of Directors. It also makes a recommendation to the Board of Directors on the selection of independent public accountants for the subsequent year. During the fiscal year the audit committee made certain recommendations pursuant to rules of the New York Stock Exchange related to the Shareholder Approval Policy of the New York Stock Exchange. The audit committee met 5 times during fiscal 1995.

         Compensation Committee. The compensation committee of the Board of Directors consisted of Messrs. Nicol, Boucher and Feigenbaum. The compensation committee recommends compensation for executives and the issuance of stock options under existing plans and the modification of any such plans. The compensation committee met 3 times during fiscal 1995.

         The entire Board serves as the nominating committee and stockholders wishing to recommend candidates for Board membership should submit, in accordance with the Company's Restated Bylaws, timely written notice containing the required information including the name of the candidate and his or her background and qualifications to the Board of Directors, c/o Secretary of the Company, 4350 Von Karman Avenue, Suite 280, Newport Beach, California 92660.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange, Inc. Such persons are also required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company or written representations that no Forms 5 were required, Management believes that from June 1, 1994 through May 31, 1995, all of the Company's directors, officers and 10% shareholders complied with all applicable Section 16(a) filing requirements.

                      REPORT OF THE COMPENSATION COMMITTEE
                           REGARDING COMPENSATION OF
                             EXECUTIVE OFFICERS OF
                         COMPREHENSIVE CARE CORPORATION

         The Company maintains a three-member Compensation Committee (the "Committee") composed of non-employee directors. The Committee made recommendations regarding all of the compensation of the Company's executives during fiscal 1995. The Board of Directors did not materially disagree with any such recommendations. The Committee is composed of W. James Nicol, William
H.  Boucher and J. Marvin Feigenbaum.

EXECUTIVE COMPENSATION PHILOSOPHY

         The Committee believes that a compensation program that enables the Company to attract and retain outstanding executives in the health care industry will assist the Company in meeting its long-range objectives, thereby serving the interests of the Company's stockholders. The Company decided to replace several of its executive officers during the fiscal year, and as a result, the Committee found itself making compensation decisions under difficult circumstances. For these reasons, the Committee's compensation-related decisions in fiscal 1995 primarily involved awarding its executives base salaries designed to compensate those executives fairly (but not handsomely relative to the executives of the Company's competitors). See the discussion under "Base Salaries" below. The Committee does not intend to maintain this salary-based approach in future years, intending instead that the Company's long-term executive compensation program will have three components: base salaries which will attract highly competent executives and annual and long-term incentives which will tie the individual executive's total compensation to individual performance and the financial success of the Company. For additional information related to executive compensation, see Fiscal 1995 CEO compensation.


BASE SALARIES

         The Company's executive officers receive base salaries as compensation for the skills, knowledge and experience that they bring to their positions. Base salaries paid to the Company's executive officers are subjectively established by the Committee and are not linked to Company or individual performance objectives. Rather, they are intended to be maintained at or slightly above the median of the range of salaries for similar positions at public companies that are in the same lines of business as the Company and are of similar size. Such companies include those listed in the Comparable Company Index in the Performance Graph that appears below, but also include two other companies that would be included in that index, but for the fact that they have less than five years of operating history as public companies. The Committee also considers salaries paid in the health care industry generally, but only as a matter of establishing a general framework for its deliberations.

         Over time, the Committee intends to place more emphasis on the incentive portions of the executive's compensation package and expects that the base salary portion will therefore gradually move closer to the average "market rate" for executives employed at similar positions by similarly-sized health care companies. By placing a greater portion of an executive's annual pay "at risk," the Committee believes that compensation will be more directly related to performance and will more closely link the financial interests of the executives with those of the stockholders.

         Executive salary increases may be made from time to time to reflect changes in an executive's skills, knowledge and experience, as well as to keep base salaries competitive, within the above parameters. The Company increased the salary of one executive officer (Mr. Drew Miller) during fiscal 1995 in connection with his promotion to Interim Chief Operating Officer of the Company. No other salary increases were granted to any of the Company's executive officers during fiscal 1995.

ANNUAL INCENTIVE BONUSES

         In past years, annual incentive bonuses have been provided in addition to base salaries to create total annual cash compensation. Due to the Company's adverse financial performance, no such bonuses were awarded in or with respect to fiscal 1995. The Committee has considered from time to time an annual incentive plan that would increase total cash compensation for executives based on objective improvements in the Company's results of operations. The Committee has not yet adopted such a plan pending further review of the Company's recent financial performance and its ongoing examination of various strategic options for re-establishing the Company's competitiveness in the marketplace.

LONG-TERM INCENTIVES

         The Company may provide long-term incentives to its executives through programs designed to encourage executives to acquire and hold shares of Common Stock of the Company. In past years, this objective was achieved through grants of stock options. The timing and number of options granted under the Company's stock option plans is a matter within the discretion of the Committee, which typically takes into account the Company's performance, the executive's perceived opportunity to contribute to such performance and the total long-term compensation previously granted to each executive. Based primarily on the Company's performance, and also in view of the number of options already held by the Company's executives, the Committee awarded options and no other long-term incentives to any of the Company's executive officers during fiscal 1995.

OTHER COMPENSATION PLANS

         The Company maintains several broad-based employee benefit plans, including the Company's 401(k) Plan, in which the executive officers are permitted to participate on the same terms as other employees.

FISCAL 1995 CEO COMPENSATION

         The Company had one Chief Executive Officer during fiscal 1995.
Chriss W. Street was appointed Interim CEO on May 6, 1994 and was appointed CEO on June 21, 1994. On August 25, 1994, Mr. Street was also appointed President of the Company. In view of Mr. Street's prior and continuing commitment to his investment banking firm, the Board has allowed him to divide his time between the Company and his firm. This report discusses the principles applicable to CEO compensation generally as well as specific considerations relating to the compensation awarded Mr. Street.

         The description of the Committee's past practice and future plans regarding the components of executive compensation set forth in the section of this report entitled "Executive Compensation Philosophy" as well as those
additional factors discussed herein, apply equally to CEO compensation.   The
Committee evaluates the CEO's skills, knowledge and experience and subjectively relates these factors to his or her compensation.

         The Compensation Committee reviewed the current business and financial position of the Company and the evolution of such business and financial position over fiscal 1994 and 1995. As part of this review, and particularly in connection with its review and recommendations concerning the compensation for Mr. Street, the Compensation Committee gave particular consideration to the challenges that have faced the Company and how those challenges were met under the executive leadership of Mr. Street. The Compensation Committee further considered the accomplishments of the Company and the Company's plan of operations as submitted to it by senior management. The Compensation Committee gave due weight to, and considered the preservation of value for the Company's shareholders, as well as an overall and continuing goal of increasing shareholder value. Among the many factors that Mr. Street had been responsible for was the successful conclusion of the Company's settlement with the Internal Revenue Service; the raising of debt and equity financing at times that were critical to the Company's continued viability; and the repositioning of one of the Company's subsidiaries to become a major participant in managed care aspects of the health care industry. It was in the context of the foregoing that the Compensation Committee recommended a program pursuant to which due recognition should be given to the leadership efforts and accomplishments of Mr. Street. At the same time, the Compensation Committee wanted there to be some achievement of recognizable events that would contribute to additional shareholder value. It was thus that the Compensation Committee recommended, subject to the adoption of the Company's 1995 Incentive Plan, that Mr. Street be awarded 100,000 shares of the Company's Common Stock, subject to vesting over a 20 year period of time. The minimum of 5,000 shares to vest each year was thought to be a fair measure of recognizing the past contributions made by Mr. Street to the Company. By providing for events by which such shares may vest at an accelerated rate by reason of increased net pre-tax profit of the Company, the accomplishment of a meaningful acquisition event, or the increase in the market value of the Company's securities over the market value for the preceding year, were thought to be objective events which also tied to creating or maintaining shareholder value. In the event that Mr. Street were to voluntarily terminate his association with the Company, he would likewise forfeit the remaining unvested portion of his restricted shares. This would prevent an unintended windfall under such circumstances. The Restricted Share Grant is consistent with the goals and objectives of senior management and the executive compensation philosophy is herein described.

LIMITATIONS ON THE DEDUCTIBILITY OF COMPENSATION

         Pursuant to the 1993 Omnibus Budget Reconciliation Act, a portion of annual compensation payable after 1993 to any of the Company's five highest paid executive officers would not be deductible by the Company for federal income tax purposes to the extent such officer's overall compensation exceeds $1.0 million per executive officer. Qualifying performance-based incentive compensation, however, would be both deductible and excluded for purposes of calculating the $1.0 million base. The Board of Directors has determined that no portion of anticipated compensation payable to any executive officer in 1995 would be non- deductible. The Board of Directors will continue to address this issue when formulating compensation arrangements for executive officers, but believes that the deductibility of officer compensation in excess of the $1.0 million threshold is not likely to be an issue for the Company to address in the foreseeable future.

                    SUBMITTED BY THE COMPENSATION COMMITTEE
            OF THE BOARD OF DIRECTORS COMPREHENSIVE CARE CORPORATION

William H. Boucher              W. James Nicol              J. Marvin Feigenbaum

                             COMPENSATION COMMITTEE
                      INTERLOCKS AND INSIDER PARTICIPATION

         During fiscal 1995, recommendations and administrative decisions regarding the compensation of the Company's executives were made by the Compensation Committee of the Board of Directors, which is currently comprised entirely of persons who are not officers or employees of the Company. Mr. Nicol, who served as a director of the Company and a member of the Compensation Committee during fiscal 1995, served as President of the Company from October 1989 until August 1990 and as an Executive Vice President of the Company and in other positions from 1973 through June 1989.

         Mr. Street is a director of the Company and serves on the stock option committee of the board of directors of Nu-Tech Bio-Med, Inc. Mr. Feigenbaum, the Company's Vice-Chairman and also the Chairman of the Compensation Committee, is also the chairman of Nu-Tech Bio-Med, Inc.

         During fiscal 1994, the Company and certain persons who formerly served as directors of the Company, including Mr. Nicol (who is still a director of the Company), were defendants in various legal actions resulting from the terminated reorganization of First Hospital Corporation ("FHC") of which the Company was to become an affiliate of FHC. Among other things, the complaints alleged violations of federal and state securities laws, common law fraud and breaches of fiduciary duty. (See the second paragraph of Note 15 of Notes to Consolidated Financial Statements included in the Company's Annual Report on Form 10-K for the fiscal year ended May 31, 1993.) Under the terms of the Company's Bylaws and individual indemnity agreements with the former directors (including Mr. Nicol) who are parties to this litigation, the Company bore certain costs associated with defending and settling these lawsuits. Approximately $318,000 in legal expenses related to this litigation were charged to the Company during fiscal 1994 and $0 in fiscal 1995. In order to settle certain of these cases, on October 18, 1993, the Company paid $710,000 in settlement. The Company is unable to separate the amounts paid on behalf of Mr. Nicol in connection with defending and settling this litigation from amounts paid by the Company on its own behalf and amounts paid on behalf of the other former directors.

PERFORMANCE GRAPH

         The following is a line graph comparing the Company's total stockholder returns to those of The New York Stock Exchange Composite Index, a Comparable Company Index (including the Company, Community Psychiatric Centers and Ramsay Health Care Inc.) for each year in the period from June 1, 1990 and ended May 31, 1995. Total return values were calculated based on cumulative total return, assuming the value of the investment in the Company's Common Stock and in each index was $100 and that all dividends were reinvested.



                     ASSUMES $100 INVESTED ON JUNE 1, 1990
                          ASSUMES DIVIDENDS REINVESTED
                      FIVE FISCAL YEARS ENDED MAY 31, 1995


                                 May 1990       May 1991      May 1992       May 1993      May 1994       May 1995
                                 --------       --------      --------       --------      --------       --------
CompCare                          100.00         120.00         65.00          27.50         22.50          28.50

Comparable Co. Index              100.00         134.09         43.26          39.50         59.89          50.38

NYSE Composite                    100.00         111.13        122.82         137.08        145.03         166.71

                             EXECUTIVE COMPENSATION


         This section of the proxy statement discloses the compensation earned by the Company's Chief Executive Officer and its other executive officers whose total salary and bonus for fiscal 1995 exceeded $100,000 (together, these persons are sometimes referred to as the "named executives").

TABLE I - SUMMARY COMPENSATION TABLE

============================================================================================================================
                                                   ANNUAL COMPENSATION                  LONG-TERM COMPENSATION
                                    ----------------------------------------------------------------------------------------
                                                                                         Securities
                                                                  Other      Restricted  Underlying  Long-Term      All
                                                                  Annual       Stock      Options/   Incentive     Other
                                    FISCAL   Salary     Bonus  Compensation    Awards       SARs      Payouts   Compensation
NAME AND POSITION                    YEAR      ($)       ($)       ($)          ($)          (#)        ($)         ($)
----------------------------------------------------------------------------------------------------------------------------
Chriss W. Street (1)                 1995   153,711(2)    0         0            0         150,000       0           0
Chairman and Chief                   1994    10,424       0         0            0            0          0           0
Executive Officer
----------------------------------------------------------------------------------------------------------------------------
Ronald G. Hersch  (3)                1995   102,635       0         0            0          21,500       0           0
President and Chief
Executive Officer of Comprehensive
Behavioral Care, Inc.
----------------------------------------------------------------------------------------------------------------------------
Drew Q. Miller (4)                   1995    68,999(5)    0         0            0          20,000       0           0
Chief Operating Officer and
Chief Financial Officer
----------------------------------------------------------------------------------------------------------------------------
Kerri Ruppert                        1995   122,493(6)    0         0            0          19,000       0         970(7)
Vice President, Chief                1994   116,273       0         0            0            0          0         549(7)
Accounting Officer and               1993    99,751       0         0            0            0          0          87(7)
Secretary/Treasurer
============================================================================================================================

(1) Mr. Street was named Interim Chief Executive Officer of the Company effective May 10, 1994 following the resignation of his predecessor, and was appointed Chief Executive Officer of the Company on June
         21, 1994. Accordingly, amounts shown for fiscal 1994 for Mr. Street only reflect compensation that he earned from May 6, 1994 through the end of fiscal 1994.

(2) Does not include car allowances of $3,500 paid by the Company and in accordance with Mr. Streets' employment agreement.

(3) Dr. Hersch was employed as president of the Company's subsidiary, Comprehensive Behavioral Care, Inc. on August 17, 1995. Accordingly, amounts shown for Dr. Hersch only reflect compensation that he earned from his date of hire through the end of fiscal 1995.

(4) Mr. Miller was employed on November 1, 1994 as Chief Financial Officer following the resignation of his predecessor. Accordingly, amounts shown for fiscal 1995 for Mr. Miller only reflect compensation that he earned from November 1, 1994 to the end of fiscal 1995.

(5) Does not include amounts paid by the Company for the purchase of certain assets of Alternative Psychiatric Centers, Inc. ("APC") from Mr. Miller, President and sole shareholder of APC. Such purchase price was $50,000 and included the assumption by the Company of certain operating leases.

(6)      Includes vacation payout in the amount of $7,910.

(7) Represents amounts contributed by the Company to the indicated person's 401(k) Plan account.

TABLE II - OPTIONS HELD AT MAY 31, 1995

         The tables below present information regarding the number of unexercised options held by the Company's named executives at May 31, 1995. None of the Company's named executives exercised options for any shares of the Company's Common Stock in fiscal 1995, nor were any stock appreciation rights granted or held by such persons during fiscal 1995.

                    OPTION GRANTS IN THE LAST FISCAL YEAR

                                                                         INDIVIDUAL GRANTS
                                                  ------------------------------------------------------------
                                                                    % OF TOTAL
                                                                     OPTIONS
                                                                    GRANTED TO     EXERCISE
                                                    OPTIONS        EMPLOYEES IN    PRICE PER                        GRANT DATE
NAME                                              GRANTED (1)      FISCAL YEAR       SHARE     EXPIRATION DATE   PRESENT VALUE (2)
----                                              -----------      ------------    ---------   ---------------   -----------------
Chriss W. Street(3).................                 40,000            14%          $ 6.25          3/7/99           $ 5.346
                                                     20,000             7             8.00          3/7/99             4.654
                                                     20,000             7            10.00          3/7/99             4.013
                                                     20,000             7            12.00          3/7/99             3.492
                                                     25,000             9             7.50         8/25/04             6.773
                                                     12,500             4            10.00         8/25/04             6.289
                                                     12,500             4            12.00         8/25/04             5.961
Ronald G. Hersch(4).................                  5,000             2             6.25        10/31/04             7.096
                                                      6,500             3             7.50         8/25/04             6.773
                                                      5,000             2            10.00         8/25/04             6.289
                                                      5,000             2            15.00         8/25/04             5.541
Drew Q. Miller(5)...................                 20,000             7             6.25         2/01/98             4.798
Kerri Ruppert(6)....................                  2,500             1             7.50         8/25/04             6.773
                                                     15,000             5             6.25        10/31/04             7.096
                                                      1,500             1             7.79          5/5/05             6.878
                                                    -------
                                                    210,500

(1) The number of options granted have been adjusted for the ten-for-one reverse stock split which was effective October 21, 1995.

(2) Black-Scholes option pricing method has been used to calculate present value as of date of grant. The present value as of the date of grant, calculated using the Black-Scholes method, is based on assumptions about future interest rates, stock price volatility and dividend yield. There is no assurance that these assumptions will prove to be true in the future. The actual value, if any, that may be realized by each individual will depend upon the market price of the common stock on the date of exercise.

(3) Includes 50,000 options granted under a Non-qualified Stock Option Agreement dated August 25, 1994 and 100,000 options granted under the 1988 Incentive Stock Option Plan (the "ISO Plan").

(4) Includes 15,000 options granted under a Non-qualified Stock Option Agreement dated August 25, 1994 and 6,500 options granted under the ISO Plan.

(5)  Includes 20,000 options granted under the ISO Plan.

(6)  Includes 19,000 options granted under the ISO Plan.

                     AGGREGATED FISCAL YEAR-END OPTION VALUE

                                    NUMBER OF UNEXERCISED       VALUE OF UNEXERCISED
                                          OPTIONS               IN-THE-MONEY OPTIONS
                                   AT FISCAL YEAR-END  (1)     AT FISCAL YEAR-END  (2)
NAME                              EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                              -------------------------   -------------------------
Chris W. Street (3)                     65,000/20,000              $121,250/$15,000
Ronald G. Hersch                         1,500/20,000                  1,501/18,750
Drew Q. Miller                               0/20,000                      0/42,500
Kerri Ruppert                            5,500/15,000                  4,565/37,500


(1) The numbers of options granted prior to October 21, 1994 have been adjusted for the ten-for-one reverse stock split which was effective October 21, 1994.

(2) Calculated on the basis of the closing sale price per share for the Company's Common Stock on the New York Stock Exchange of $8.75 on September 18, 1995. Value was calculated on the basis of the difference between the option exercise price and $8.75 multiplied by the number of shares of common stock underlying the respective options.

(3) Exercisable options includes options for 40,000 shares granted in the Company's 1988 Incentive Stock Option Plan at $6.25 per share and vesting on March 7, 1995 and options not within a plan for 25,000 shares at $7.50 per share and vesting August 24, 1994. Unexercisable options includes options for 20,000 shares in the Company's 1988 Incentive Stock Option Plan at $8.00 per share and vesting on March 7, 1996.

TABLE III - NEW PLAN BENEFITS TABLE


     The following table describes the amounts granted in fiscal 1995 under the plans or which would have been granted under the plans, described in Proposals 2 and 3, as if each of such proposals had been adopted and been in effect in fiscal 1995.

----------------------------------------------------------------------------------------------------------------------------------
                                                          INCENTIVE PLAN                          RESTATED DIRECTORS' PLAN
                                                 --------------------------------          ---------------------------------------
NAME AND POSITION                                Dollar Value($)  Number of Units          Dollar Value ($)(3)     Number of Units
----------------------------------------------------------------------------------------------------------------------------------
Chriss W. Street                                    874,000          100,000                     0                          0
Chief Executive Officer
----------------------------------------------------------------------------------------------------------------------------------
Rudy R. Miller                                            0                0                     0                     23,333
Director and Chairman of the
Audit Committee
----------------------------------------------------------------------------------------------------------------------------------
J. Marvin Feigenbaum                                      0                0                     0                     26,667
Vice Chairman and Chairman of the
Compensation Committee
----------------------------------------------------------------------------------------------------------------------------------
William Boucher                                           0                0                     0                     20,000
Director and Member of the
Compensation and Audit Committee
----------------------------------------------------------------------------------------------------------------------------------
W. James Nicol                                            0                0                     0                     20,000
Director and Member of the
Compensation and Audit Committees
----------------------------------------------------------------------------------------------------------------------------------
Executive Group                                     874,000 (1)      100,000 (1)                 0                          0
----------------------------------------------------------------------------------------------------------------------------------
Non-Executive Director Group                              0 (2)            0 (2)                 0                     90,000
----------------------------------------------------------------------------------------------------------------------------------
Non-Executive Officer Employee Group                      0 (2)            0 (2)                 0                          0
----------------------------------------------------------------------------------------------------------------------------------

(1) Based on the reported $8.75 closing price of the Common Stock on the NYSE Composite Tape on September 18, 1995.

(2)  Not presently determinable.

(3)  To be granted at 100% of fair market value.

CONTRACTS WITH EXECUTIVES

        The Company is party to an amended and restated employment agreement with Mr. Street that has an initial term through December 31, 1998. Mr. Street's employment agreement provides for a salary at the rate of $150,000 per annum. In addition, Mr. Street is provided with health insurance and other benefits and a policy of life insurance. He also receives an auto allowance of $500 per month and reimbursement for expenses incurred on behalf of the Company and in connection with the performance of his duties. The agreement obligates the Company to use its best efforts to cause Mr. Street to continue to be elected as a Class II director, and as Chairman of its Board of Directors. The agreement provides that the Company procure Directors and Officers Liability Insurance in an amount not less than $1.0 million. Mr. Street's employment agreement provides that in the event of a change of control of the Company as defined, Mr. Street will be paid for the remainder of the unexpired term of his agreement plus two times the sum of Mr. Street's then prevailing base salary.


        Furthermore, in connection with the Company's indemnification program for executive officers and directors, Messrs. Street, Feigenbaum, Rudy Miller, Boucher, Nicol, Drew Miller, and Ms. Ruppert, as well as two former directors and one former executive officer, are entitled to indemnification and are beneficiaries of the directors and officers indemnification trust (as described below). The Company's Directors and Officers Trust Agreement dated February 27, 1995 (the "Trust Agreement") provides for the establishment of a trust (the "Trust") with a minimum three-year term to provide a source for certain payments required to be made under the indemnification agreements (each an "Indemnification Agreement"), between the Company and certain of its Officers and members of the Board of Directors of the Company (each an "Indemnitee") granted for the purpose of indemnifying them to the maximum extent permitted by law and such Indemnification Agreements from and against any investigation, claim, action, suit or proceeding against them or involving them relating to or arising from acts taken or refrained from being taken in any capacity on behalf of the Company or while serving in an official capacity.

        The Company considers it desirable to provide each Indemnitee with specified assurances that the Company can and will honor the Company's obligations under the Indemnification Agreements, including a policy of insurance to provide for directors and officers liability coverage and in transfer of $250,000 cash to the Trustee in an amount intended to provide for future insurance deductibles. For the converting of their Insurance Policy or Policies, which are held by the Company, the Trust Fund is held by a Trustee separate and apart from other assets of the Company. The Trust is irrevocable by the Company, but automatically shall terminate when all assets of the Trust Fund have been distributed. Termination of the Trust shall not relieve the Company of its remaining liabilities and obligations under each Indemnification Agreement. The capitalized terms below have the meanings given to them in the Trust Agreement.

        Upon written demand for payment by the person designated in the Trust Agreement as Beneficiary Representative accompanied by a "Notice of Qualification" (as defined below), the Trustee shall pay the person designated in the Trust Agreement to administer the payments to the amounts of Indemnitees ("Underwriter") an amount not greater than the balance, if any, of the specified bookkeeping account ("Account") recorded by the Trustee for each Indemnitee. A "Notice of Qualification" is a written statement by the Beneficiary Representative which (i) states the date and action on which the policyholder is obligated to Indemnitee(s) under the terms of the Indemnification Agreement, (ii) certifies that, pursuant to the terms of the Indemnification Agreement, the Indemnitees are entitled to payment thereunder as a result of the investigation, claim, action, suit or proceeding, and (iii) states the amount of the payment to which the Underwriter is entitled. Upon the receipt of a demand pursuant to subsection (a), above, the Trustee promptly shall inform the Company of such receipt by courier delivery to the Company of written notice thereof. Subject to any contrary order issued by a court of competent jurisdiction, a payment made pursuant to this Section may be made without the approval or direction of the Company, and shall be made despite any direction to the contrary by the Company. Prior to the time, amounts are to be paid to the Underwriter or his designee from the Trust Fund as described above, Indemnitees have no preferred claim or beneficial ownership interest in trust funds, and their rights are merely unsecured contractual rights.

        As soon as practicable after all Accounts have filed a demand for and received payment in the manner described above, or, if earlier, upon the expiration of three (3) calendar years from the date the Trust Agreement is entered into, the Trustee shall pay to the Company all amounts then held in the Trust Fund; provided that, if any payment from the Trust to the Beneficiary Representative or the Underwriter or his designee who has filed a demand in the manner described above is being contested or litigated, and payment from the Trust is delayed under the terms of this Agreement or at the direction of a court of competent jurisdiction beyond the expiration of the three (3) year period specified above, payment to the Company shall be delayed until the proper disposition of the payment to the Indemnitee has been determined. If the Company and the Beneficiary Representative each certify to the Trustee that the Company's obligations to make lump sum payments under the Indemnification Agreement have been satisfied or are no longer required to be maintained by the Trust, the Trustee shall repay to the Company all monies then held in the Trust Fund.

        See "TABLE II - OPTIONS HELD AT MAY 31, 1995." See the description of the Restricted Shares granted, subject to stockholder approval of Proposal 2, to Mr. Street as described in Proposal 2.

EXECUTIVE TERMINATION AGREEMENTS

        On May 6, 1994, Richard C. Peters resigned from his position as President and Chief Executive Officer of the Company. The Company paid him $40,000 in severance costs over a 90-day period and continued his health insurance coverage during that time.

        See "TABLE II - OPTIONS HELD AT MAY 31, 1995." See the description of the Restricted Shares granted, subject to stockholder approval of Proposal 2, to Mr. Street as described in Proposal 2.


CERTAIN TRANSACTIONS

        The Company has from time to time engaged and compensated firms for the purpose of facilitating a placement of securities. During fiscal 1995, the Company's Board of Directors approved the payment to Chriss Street & Co., an investment banking firm affiliated and controlled by Chriss W. Street, the Company's Chairman and Chief Executive Officer, of fees aggregating $100,000 based upon its determination that the amount of the investment banking fees charged were reasonable and on terms at least as favorable as the terms available from other professionals rendering such services. The Audit Committee reviewed the fees submitted by Chriss Street & Company and the Chairman recommended approval of the fees based upon an independent investment banking firm's opinion that the fees were standard market rate for the transaction.

        On February 1, 1995, the Company purchased certain assets of Alternative Psychiatric Centers, Inc. ("APC"), a behavioral medicine contract management company based in Southern California from Drew O. Miller, who joined the Company and is currently Chief Financial Officer and Chief Operating Officer. APC had two operating locations with three contract units offering inpatient and partial hospitalization services. The addition of these APC contracts contributed 11% of CareUnit's total operating revenues during fiscal 1995 although these contracts were owned by the Company for only four months during fiscal 1995.

           PROPOSAL 2 - ADOPTION OF THE COMPREHENSIVE CARE CORPORATION
                               1995 INCENTIVE PLAN

        On September 22,1995, the Board of Directors adopted, subject to shareholder approval, the 1995 Incentive Plan (the "Plan") for use in connection with the issuance of stock, options and other stock purchase rights to executive officers and other key employees and consultants who render significant services to the Company and its subsidiaries.

        The adoption of the Incentive Plan was prompted by the desire to provide the Board with sufficient flexibility regarding the forms of incentive compensation which the Company will have at its disposal in rewarding executive officers, key employees and consultants who render significant services to the Company. In adopting the Plan, it was determined that the existing employee stock option plans did not afford sufficient flexibility in fashioning incentive compensation for those individuals to whom the Company would look as contributing to the growth of the Company. The Board of Directors intends to offer key personnel equity ownership in the Company through the grant of stock options and other rights pursuant to the Incentive Plan to enable the Company to attract and retain qualified personnel without unnecessarily depleting the Company's cash reserves. Management believes that, in view of the anticipated expansion of the Company's operations over the next several years, the Company will be faced with an increasing demand for additional qualified personnel. In order to attract and retain such personnel, the Company will require a wide array of compensation alternatives. The Incentive Plan is designed to augment the Company's existing compensation programs and is intended to enable the Company to offer executives, key employees and consultants a personal interest in the Company's growth and success through awards of shares of Common Stock, Stock Appreciation Rights or rights to acquire shares of Common Stock.

        The Incentive Plan is intended to attract and retain key executive management personnel whose performance is expected to have a substantial impact on the Company's long-term profit and growth potential by encouraging and assisting those persons to acquire equity in the Company. It is contemplated that only those executive management employees (generally the Chairman of the Board, Vice-Chairman, Chief Executive Officer, Chief Operating Officer, Chief Accounting Officer, President and Vice Presidents of the Company and of the Company's subsidiaries, and those persons responsible for senior executive functions and who perform services of special importance to the Company) will be eligible to participate under the Incentive Plan. A total of 450,000 shares of Common Stock will be reserved for issuance under the Incentive Plan. It is anticipated that awards made under the Incentive Plan will be subject to three-year vesting periods, although the vesting periods of individual grants are subject to the discretion of the Administrator. No person may be issued stock or options to purchase stock, in the aggregate exceeding 200,000 shares in any one calendar year (as defined below).

        Unless otherwise indicated, the Incentive Plan is to be administered by the Board of Directors or a committee of the Board, if one is appointed for this purpose (the Board or such committee, as the case may be, shall be referred to in the following description as the "Administrator"). In the event the Administrator is a committee of the Board of Directors, none of the members of such committee shall be an officer or other full time employee of the Company. It is the intention of the Company that each member of the committee shall be a "disinterested person" as that term is defined and interpreted pursuant to Rule 16b-3(c)(2) or any successor rule thereto promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Subject to the specific provisions of the Incentive Plan, the Administrator will have the discretion to determine the recipients of the awards, the nature of the awards to be granted, the dates such awards will be granted, the terms and conditions of awards and the interpretation of the Incentive Plan. The Incentive Plan generally provides that, unless the Administrator determines otherwise, each option or right granted under the Plan shall become exercisable in full upon certain "change of control" events as described in the Incentive Plan. If any change is made in the stock subject to the Incentive Plan, or subject to any right or option granted under the Incentive Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Administrator will make appropriate adjustments to such plans and the classes, number of shares and price per share of stock subject to outstanding rights or options. Generally, the Incentive Plan may be amended by action of the Board of Directors, except that any amendment which would increase the total number of shares subject to such plan, extend the duration of such plan, materially increase the benefits accruing to participants under such plan, or would change the category of persons who can be eligible for awards under such plan, if said amendments affect eligible officers and directors, must be approved by stockholders. The Incentive Plan permits awards to be made thereunder until September 1, 2005.

        Directors who are not otherwise employed by the Company will not be eligible for participation in the Incentive Plan.

        The Incentive Plan provides four types of awards: stock options, incentive stock rights, stock appreciation rights (including limited stock appreciation rights) and restricted stock purchase agreements, as described below.

        Stock Options. Options granted under the Incentive Plan may be either incentive stock options ("ISOs") or options which do not qualify as ISOs ("non-ISOs"). ISOs may be granted at an option price of not less than 100% of the fair market value of the Common Stock on the date of grant, except that an ISO granted to any person who owns capital stock representing more than 10% of the total combined voting power of all classes of Common Stock of the Company ("10% stockholder") must be granted at an exercise price of at least 110% of the fair market value of the Common Stock on the date of the grant. The exercise price of the non-ISOs may not be less than 65% of the fair market value of the Common Stock on the date of grant. Unless the Administrator determines otherwise, no ISO or non-ISO may be exercisable earlier than one year from the date of grant. ISOs may not be granted to persons who are not employees of the Company. ISOs granted to persons other than 10% stockholders may be exercisable for a period of up to ten years from the date of grant; ISOs granted to 10% stockholders may be exercisable for a period of up to five years from the date of grant. No individual may be granted ISOs that become exercisable in any calendar year for Common Stock having a fair market value at the time of grant in excess of $100,000. Non-ISOs may be exercisable for a period of up to 13 years from the date of grant.

        Payment for shares of Common Stock purchased pursuant to exercise of stock options shall be paid in full in cash, by certified check or, at the discretion of the Administrator, (i) by promissory note combined with cash, (ii) by shares of Common Stock having a fair market value equal to the total exercise price or (iii) by a combination of (i) and (ii) above. The provision that permits the delivery of already owned shares of stock as payment for the exercise of an option may permit "pyramiding." In general, pyramiding enables a holder to start with as little as one share of common stock and, by using the shares of common stock acquired in successive, simultaneous exercises of the option, to exercise the entire option, regardless of the number of shares covered thereby, with no additional cash or investment other than the original share of common stock used to exercise the option. In such circumstances, the Company would likely be required to recognize additional compensation expense pursuant to generally accepted accounting principles.

        Upon termination of employment or consulting services, an optionee will be entitled to exercise the vested portion of an option for a period of up to three months after the date of termination, except that if the reason for termination was a discharge for cause, the option shall expire immediately, and if the reason for termination was for death or permanent disability of the optionee, the vested portion of the option shall remain exercisable for a period of twelve months thereafter.

        Incentive Stock Rights. Incentive stock rights consist of incentive stock units equivalent to one share of Common Stock in consideration for services performed for the Company. If the employment or consulting services of the holder with the Company terminate prior to the end of the incentive period relating to the units awarded, the rights shall thereupon be null and void, except that if termination is caused by death or permanent disability, the holder or his/her heirs, as the case may be, shall be entitled to receive a pro rata portion of the shares represented by the units, based upon that portion of the incentive period which shall have elapsed prior to the death or disability.

        Stock Appreciation Rights. SARs may be granted to recipients of options under the Incentive Plan. SARs may be granted simultaneously with, or subsequent to, the grant of a related option and may be exercised to the extent that the related option is exercisable, except that no general SAR (as hereinafter defined) may be exercised within a period of six months of the date of grant of such SAR and no SAR granted with respect to an ISO may be exercised unless the fair market value of the Common Stock on the date of exercise exceeds the exercise price of the ISO. A holder may be granted general SARs ("general SARs") or limited SARs ("limited SARs"), or both. General SARs permit the holder thereof to receive an amount (in cash, shares of Common Stock or a combination of both) equal to the number of SARs exercised multiplied by the excess of the fair market value of the Common Stock on the exercise date over the exercise price of the related option. Limited SARs are similar to general SARs, except that, unless the Administrator determines otherwise, they may be exercised only during a prescribed period following the occurrence of one or more of the following "Change of Control" transactions: (i) the approval of the Board of Directors of a consolidation or merger in which the Company is not the surviving corporation, the sale of all or substantially all the assets of the Company, or the liquidation or dissolution of the Company; (ii) the commencement of a tender or exchange offer for the Company's Common Stock (or securities convertible into Common Stock) without the prior consent of the Board; (iii) the acquisition of beneficial ownership by any person or other entity (other than the Company or any employee benefit plan sponsored by the Company) of securities of the Company representing 25% or more of the voting power of the Company's outstanding securities; or (iv) if during any period of two years or less, individuals who at the beginning of such period constitute the entire Board cease to constitute a majority of the Board, unless the election, or the nomination for election, of each new director is approved by at least a majority of the directors then still in office or such approved directors.

        The exercise of any portion of either the related option or the tandem SARs will cause a corresponding reduction in the number of shares remaining subject to the option or the tandem SARs, thus maintaining a balance between outstanding options and tandem SARs.

        Restricted Stock Purchase Agreements. Restricted stock purchase agreements provide for the sale by the Company of shares of Common Stock at prices to be determined by the Board, which shares shall be subject to restrictions on disposition for a stated period during which the purchaser must continue employment with the Company in order to retain the shares. Payment can be made in cash, a promissory note or a combination of both. If termination of employment occurs for any reason within six months after the date of purchase, or for any reason other than death or by retirement with the consent of the Company after the six-month period but prior to the time that the restrictions on disposition lapse, the Company shall have the option to reacquire the shares at the original purchase price.

        Restricted shares awarded under the Incentive Plan will be subject to a period of time designated by the Administrator (the "restricted period") during which the recipient must continue to render services to the Company before the restricted shares will become vested. The Administrator may also impose other restrictions, terms and conditions that must be fulfilled before the restricted shares may vest.

        Upon the grant of restricted shares, stock certificates registered in the name of the recipient will be issued and such shares will constitute issued and outstanding shares of Common Stock for all corporate purposes. The holder will have the right to vote the restricted shares and to receive all regular cash dividends (and such other distributions as the Administrator may designate), if any, which are paid or distributed on the restricted shares, and generally to exercise all other rights as a holder of Common Stock, except that, until the end of the restricted period: (i) the holder will not be entitled to take possession of the stock certificates representing the restricted shares and

(ii) the holder will not be entitled to sell, transfer or otherwise dispose of the restricted shares. A breach of any restrictions, terms or conditions established by the Administrator with respect to any restricted shares will cause a forfeiture of such restricted shares.

        Upon expiration of the applicable restricted period and the satisfaction of any other applicable conditions, all or part of the restricted shares and any dividends or other distributions not distributed to the holder (the "retained distributions") thereon will become vested. Any restricted shares and any retained distributions thereon which do not so vest will be forfeited to the Company. If prior to the expiration of the restricted period a holder is terminated without cause or because of a total disability (in each case as defined in the Incentive Plan), or dies, then, unless otherwise determined by the Administrator at the time of the grant, the restricted period will thereupon be deemed to have expired as to each award of restricted shares. Unless the Administrator determines otherwise, if a holder's employment terminates prior to the expiration of the applicable restricted period for any reason other than as set forth above, all restricted shares and any retained distributions thereon will be forfeited.

        In September 1995, and subject to the adoption of the Incentive Plan, the Board of Directors granted and issued to its President, Mr. Chriss W. Street, 100,000 restricted shares of its Common Stock, $.01 par value (the "Restricted Shares"). The Restricted Shares are subject to vesting at the rate of 5,000 shares per year (the "Annual Vested Shares") over a 20-year period commencing December 31, 1995 and continuing at the rate of 5,000 Annual Vested Shares per year on December 31 of each successive year for 19 years thereafter. The vesting of the Restricted Shares is subject to acceleration upon the occurrence of certain events of acceleration as described below. With respect to all Restricted Shares which may become vested, the Company is to pay to Mr. Street, a bonus equivalent to the amount of the combined federal and applicable state and city income taxes associated with the Restricted Shares that have become vested. The grant of the Restricted Shares to Mr. Street was in furtherance of the desire of the Company to provide an incentive to Mr. Street to maximize the business of the Company, and maximize the value of the Company for all of its shareholders.

        While the Restricted Shares have been issued and Mr. Street is entitled to vote said shares, all Restricted Shares are held in escrow until their vesting and said shares may not be sold, assigned, transferred or hypothecated until the time they have become vested.

        In addition to the vesting of the Annual Vested Shares, an additional number of Restricted Shares shall vest as follows: (i) for each fiscal year of the Company, 1,000 additional Restricted Shares shall vest for each $1,000,000 of net pre-tax profit of the Company as reported for that year; (ii) in the event the Company effects a merger, acquisition, corporate combination or purchase of assets (an "Acquisition Event") 1,000 additional Restricted Shares shall vest for each $1,000,000 of Acquisition Event value paid for the Company; and (iii) as of December 31st of each year, for each 1% of increase of market value of the Company's voting securities above 110% of the market value as of December 31st of the preceding year, 1,000 additional Restricted Shares shall vest.

        Provision is made for the acceleration of the vesting of the Restricted Shares upon the occurrence of (a) the approval by the stockholders of the Company of an Approved Transaction, as defined; (b) a Control Purchase, as defined; (c) a Board change; or (d) the failure by the Company to renew Mr. Street's employment agreement on the conclusion of its term on December 31, 1998 or any subsequent or renewed term, on terms identical to those in the employment agreement then prevailing. Upon the death or total disability of Mr. Street prior to the complete vesting of the Restricted Shares, all Restricted Shares not theretofore vested shall become vested.

        No other executive officer has yet been awarded options or benefits under the Incentive Plan.

SUMMARY OF FEDERAL TAX CONSEQUENCES

        The Company believes the following is a brief summary of the tax effects under the Code that may accrue to participants in the Incentive Plan. State and local income taxes, which may vary from locality to locality, are not discussed.

        Incentive Options. No taxable income is recognized by an optionee or the Company upon either the grant or exercise of an incentive stock option. When an optionee sells or otherwise disposes of the shares acquired upon the exercise of an incentive stock option, the entire gain or loss realized will be treated as long-term capital gain if the disposition occurs more than one year after the option was exercised and more than two years after the date of grant of the option. If, however, the disposition occurs before the one-year and two-year periods have elapsed (a "disqualifying disposition"), any gain realized will be taxed as ordinary income in an amount equal to the difference between the option price and either the fair market value of the shares at the time of exercise or the sale price, whichever is less, and the balance, if any, will be treated as capital gain. Any loss realized upon a disqualifying disposition will be treated as a capital loss. Special rules may apply in specific circumstances, such as the use of already-owned stock to exercise an incentive stock option. The Company will be entitled to a deduction for federal income tax purposes only to the extent that an optionee recognizes ordinary income upon a disqualifying disposition of shares. The difference between the option price and the fair market value of the shares acquired at the time of exercise of an incentive stock option will be an item of tax preference to an optionee for purposes of computing the alternative minimum tax under Section 55 of the Internal Revenue Code.

        Nonqualified Options. No taxable income is recognized by an optionee upon the grant of a non-ISO where the exercise price is not substantially below the fair market value of the underlying Common Stock on the date of grant. The Company may issue non-ISOs with an exercise price as low as 65% of the fair market value of the underlying Common Stock on the date of grant. The Company believes that no taxable income will be recognized by an optionee upon the grant of a non-ISO with an exercise price of 65% or more of the fair market value of the underlying Common Stock on the date of grant. Upon exercise of any non-ISO, however, the purchaser will recognize ordinary income in the amount by which the fair market value of the shares purchased exceeds, on the date of exercise, the purchase price paid for such shares. The Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee.

        Restricted Shares. The receipt of restricted shares will not result in a taxable event to the participant or the Company until the Company's repurchase rights with respect to such shares expire, unless the participant makes an election under Section 83(b) of the Internal Revenue Code to be taxed as of the date of purchase. If a Section 83(b) election is made, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of such shares on the date of purchase over the amount paid for such shares. The election must be filed with the Internal Revenue Service not later than 30 days after the date of purchase. If no Section 83(b) election is made, a taxable event will occur on each date on which the participant's ownership rights vest (i.e., when the Company's repurchase rights expire) as to the number of shares that vest on that date, and the holding period for long-term capital gain purposes will not commence until the date on which the shares vest. The participant will recognize ordinary income on each date on which shares vest in an amount equal to the excess of the fair market value of such shares on that date over the amount paid for such shares. However, if the participant is subject to Section 16(b) of the Exchange Act, and if no Section 83(b) election was made at the time of purchase, the recognition date for ordinary income for shares that vest within six months of purchase will be subject to deferral to the date six months after the date of purchase. The Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant.

        Stock Appreciation Rights. No taxable income is recognized by a holder upon the grant of a Stock Appreciation Right. Upon exercise for cash or Common Stock, the holder will recognize ordinary income in the amount of the cash received or the fair market value of the Common Stock received. The Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the holder.

TAX WITHHOLDING

        Under the Plan, the Company has the power to withhold, or require a participant to remit to the Company, an amount sufficient to satisfy Federal, state and local tax withholding requirements with respect to any options granted or exercised, any stock appreciation rights exercised and any restricted stock granted under the Plan.

            THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE
   FOR THE ADOPTION OF THE COMPREHENSIVE CARE CORPORATION 1995 INCENTIVE PLAN.

                    PROPOSAL 3 - AMENDMENT AND RESTATEMENT OF
                         THE DIRECTORS' STOCK OPTION PLAN

NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

        At the November 14, 1994 Annual Meeting, the stockholders of the Company adopted a Directors' Stock Option Plan (the "Directors' Plan"), which authorized the reservation of 200,000 shares of the Company's Common Stock for option grants to non-employee directors. Pursuant to the Directors' Plan, each non-employee director was to receive an Initial Grant of 10,000 options and an Annual Grant of 2,500 options. The purpose of the Directors' Plan had been to give the Company increased flexibility in providing equity-based incentive compensation to its non-employee directors, to promote the acquisition of Common Stock by the Company's non-employee directors, upon whose judgment and ability the Company relies to attain its long-term growth and development, and to provide a means to attract and retain well-qualified directors.

THE AMENDED AND RESTATED PLAN

        On September 22, 1995, the Board of Directors of the Company determined, subject to stockholder approval, to amend and restate the Directors' Stock Option Plan (hereinafter called, as so amended and restated, the "Plan"). The principal amendments that take effect under the Plan would be to increase the number of shares of Common Stock under the Plan from 200,000 to 250,000 shares, increase the number of options to be awarded annually to all non-employee directors from 2,500 shares to 5,000 shares; and provide for an annual grant of Special Service Options to the Vice Chairman of the Board (3,333) and to each committee chairman (8,333) and committee member (2,500). It was believed that consistent with the underlying purpose of the Plan that the increase in the number of Annual Grant options would provide an adequate and fair means for compensating non-employee directors. In addition, provision for Special Service Options would take into account the additional time that a non-employee director would devote in serving as a Vice Chairman, committee chairman or committee member. The amended and restated Plan would continue to provide that each non-employee director will automatically be granted an option to purchase 10,000 shares upon joining the Board of Directors (the "Initial Grant") and options to purchase 5,000 shares on each anniversary of the initial date of service or date of approval, as the case may be (the "Annual Grant"). In addition to the Initial Grant and the Annual Grant, the Plan provides that there shall be granted and awarded one or more options (the "Special Service Option") contemporaneous with each Annual Grant, as follows: (i) options to purchase 3,333 shares of Common Stock to the individual occupying the position of Vice Chairman of the Board of Directors, (ii) options to purchase 8,333 shares of Common Stock to each chairman of each committee of the Board of Directors, and (iii) options to purchase 2,500 shares of Common Stock to each non-employee director who serves on a committee of the Board of Directors (other than the chairman of the committee).

        As provided under the original Directors' Plan, the exercise price for options granted under the Plan continues to be 100% of the fair market value of the Common Stock on the date of grant. Until otherwise provided in the Plan, the exercise price of options granted under the Plan must be paid at the time of exercise, either in cash, by delivery of shares of Common Stock of the Company or by a combination of each. The term of each option is ten years from the date of grant, unless terminated sooner as provided in the Plan. The Plan is administered by a committee of the Board of Directors composed of not fewer than one but not more than three directors who are not entitled to participate in the Plan (the "Committee"). The Committee has no discretion to determine which non-employee director will receive options or the number of shares subject to the option, the term of the option or the exercisability of the option. However, the Committee will make all administrative determinations and interpretations of the Plan. Options granted under the Plan do not qualify for incentive stock option treatment.

SUMMARY OF FEDERAL TAX CONSEQUENCES

        Options granted to non-employee directors will be treated as a non-ISO for Federal income tax purposes. As such, no taxable income is recognized by an optionee upon the grant of a non-ISO. Upon exercise, however, the purchaser will recognize ordinary income in the amount by which the fair market value of the shares purchased exceeds, on the date of exercise, the purchase price paid for such shares. The Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee.

                   THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE
                FOR THE ADOPTION OF THE AMENDMENT AND RESTATEMENT
                      TO THE COMPREHENSIVE CARE CORPORATION
                           DIRECTOR STOCK OPTION PLAN.

                              INDEPENDENT AUDITORS

        On July 5, 1995, Ernst & Young LLP were engaged as the independent auditors for the Company. Ernst & Young LLP have performed the audit of the consolidated financial statements of the Company and subsidiaries for the year ended May 31, 1995, and have been selected to perform the audit for the year ending May 31, 1996. Representatives of this firm are expected to be present at the stockholders' meeting and will have the opportunity to make a statement if they desire to do so. Representatives of this firm also will be available to respond to questions from stockholders.

        Arthur Andersen LLP ("Arthur Andersen") had been the principal independent public accountants of the financial statements for the Company. On May 22, 1995, that firm advised the Company that the Company did not meet Arthur Andersen's client profile. In connection with the audits of the fiscal years ended May 31, 1993 and May 31, 1994, and the subsequent interim period through the date of resignation (the "Period"), there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their audit reports to the subject matter of the disagreement.

        The audit reports of Arthur Andersen on the consolidated financial statements of the Company and subsidiaries as of and for the fiscal years ended May 31, 1993 and 1994 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, other than that such auditors' reports contained two explanatory paragraphs that stated that:

                    "As further discussed in Note 15, the Company is negotiating a settlement with the Internal Revenue Service ("IRS") regarding assessments of payroll taxes. Management believes that adequate reserves have been provided for the additional taxes to be assessed by the IRS. There can be no assurance, however, that such reserves will be sufficient until a formal settlement is reached."

                    "The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company has incurred significant recurring losses and negative cash flows from operations which raises substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are described in Note 2. The consolidated financial statements do not include any adjustments that might result should the Company be unable to continue as a going concern."

        The uncertainty with respect to the Internal Revenue Service assessment had been resolved by the Company pursuant to a settlement agreement with the Internal Revenue Service entered into during the quarterly period ended November 30, 1994.

        Arthur Andersen advised the Company that Arthur Andersen might permit (without commitment) its 1993 and 1994 audit reports to be used in the Company's filings with the Securities and Exchange Commission, but the appropriate form that such audit reports may take, if reissued at a future time, would depend upon the results of post-audit review procedures that Arthur Andersen would perform as it considers necessary in the circumstances. Auditors' reports must be included in certain 1933 and 1934 Act filings with the Securities and Exchange Commission, and a consent to use such report must be included in all 1933 Act filings. Arthur Andersen has given permission for the use of its 1993 and 1994 audit reports as filed in the Company's Form 10-K Annual Report, as amended, for the year ended May 31, 1995.


                                  ANNUAL REPORT

        The 1995 Annual Report to Stockholders, including consolidated financial statements for the fiscal year ended May 31, 1995 and the Company's annual report on Form 10-K (without exhibits thereto), has been mailed with this proxy statement. The Company will provide copies of exhibits to the annual report on Form 10-K, but will charge a reasonable fee per page to any requesting stockholder. Stockholders may make such request in writing to the Secretary of the Company, 4350 Von Karman Avenue, Suite 280, Newport Beach, California 92660.

                                  OTHER MATTERS

        The Board of Directors knows of no other matters to be brought before the annual meeting. However, if any other business properly comes before the meeting, the persons named in the accompanying form of proxy will vote or refrain from voting thereon in accordance with their judgment pursuant to the discretionary authority given them in the proxy.

                  STOCKHOLDER PROPOSALS FOR 1996 ANNUAL MEETING

        Stockholder proposals to be submitted for inclusion in the 1996 proxy materials and consideration at the 1996 Annual Meeting of stockholders must be received by the Company not later than June 10, 1996. Such proposals should be directed to the Secretary of the Company, 4350 Von Karman Avenue, Suite 280, Newport Beach, California 92660.

                                       By Order of the Board of Directors,

                                       Kerri Ruppert
                                       Secretary


September 30, 1995
Newport Beach, California

                                   APPENDIX A


               COMPREHENSIVE CARE CORPORATION 1995 INCENTIVE PLAN

                         COMPREHENSIVE CARE CORPORATION
                               1995 INCENTIVE PLAN

                         COMPREHENSIVE CARE CORPORATION
                               1995 INCENTIVE PLAN

1.       PURPOSE

         The purpose of the 1995 Incentive Plan (the "Plan") of Comprehensive Care Corporation (the "Company") is to provide an incentive to key management employees and consultants whose present and potential contributions to the Company and its Subsidiaries (as such term is defined in Section 2 below) are or will be important to the success of the Company by affording them an opportunity to acquire a proprietary interest in the Company. It is intended that this purpose will be effected through (a) the granting of incentive stock rights, stock options, stock appreciation rights and limited stock appreciation rights and (b) the sale of shares of Common Stock, $.01 par value per share, of the Company ("Common Stock"), pursuant to restricted stock purchase agreements (collectively, such rights, options and shares are referred to herein as "Awards"). Stock options may be granted under the Plan which qualify as "Incentive Stock Options" under Section 422A of the Internal Revenue Code of 1986, as it may be hereafter amended (the "Code"). Such options are sometimes referred to as an "ISO" or collectively as "ISOs".

2.       ELIGIBILITY

         Awards may be made or granted to key Management employees and consultants who are deemed to render significant services to the Company or its Subsidiaries and who are deemed to have the potential to contribute to the future success of the Company (such eligible persons being referred to herein as "Eligible Participants"). The term "Management employees" includes executive officers who are employees of the Company or of a Subsidiary, as well as other employees of the Company and its Subsidiaries. A director of the Company or of any Subsidiary who is not also an employee of the Company or of one of its Subsidiaries will not be eligible to receive any Awards under the Plan. No ISO shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant. No ISO shall be granted to an employee who, at the time of option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of capital stock of the employer corporation (as such term is used in the Code) or any Parent or Subsidiary of the employer corporation, provided, however, that an ISO may be granted to such an employee, if at the time such ISO is granted, the option price is at least 110% of the fair market value of stock subject to the ISO on the date of grant (as determined pursuant to Subsection 8(a) hereof) and such ISO is by its terms not exercisable after the expiration of five years from the date such option is granted. The terms "Subsidiary" and "Parent" as used herein shall have the meanings given them in Section 425 of the Code. Awards may be made to employees or consultants who hold or have held options, rights or shares under this Plan or any other plans of the Company.

3.       STOCK SUBJECT TO THE PLAN

         The shares that may be issued upon exercise of options and rights and which may be sold under the Plan shall not exceed in the aggregate of 450,000 shares of Common Stock, as adjusted to give effect to the anti-dilution provisions contained in Section 12 hereof. Such shares may be authorized and unissued shares, or shares purchased by the Company and reserved for issuance under the Plan. If a stock option or incentive stock right for any reason expires or is terminated without having been exercised in full, or if shares issued pursuant to restricted stock purchase agreements are repurchased by the Company in accordance with the terms thereof, those shares relating to an unexercised stock option or incentive stock rights or shares which have been repurchased shall again become available for grant and/or sale under the Plan.

4.       AWARDS UNDER THE PLAN

         Awards under the Plan may be of five types. They are "incentive stock rights", "stock options", "stock appreciation rights", "limited stock appreciation rights", and "restricted stock purchases". "Incentive stock rights" are composed of incentive stock units which give the holder the right to receive, without payment of cash or property to the Company, shares of Common Stock, subject to the terms, conditions and restrictions described in Section 7 hereof. An option, including an ISO, is a right to purchase Common Stock in accordance with Section 8 hereof. A "stock appreciation right" is a right given to a holder of a stock option to receive, upon surrender of all or a portion of his stock option, without payment of cash or property to the Company, a number of shares of Common Stock of the Company and/or cash, determined pursuant to a formula in accordance with Section 9 hereof. A "limited stock appreciation right" is a stock appreciation right which is exercisable only upon the terms, conditions and restrictions set forth in
Section 10 hereof. A "restricted stock purchase" is the purchase, at a price determined by the Board of Directors or Committee (as hereinafter defined), of Common Stock, which is nontransferable and subject to substantial risk of forfeiture until specific conditions based on continuing employment or achievement of preestablished performance objectives are met. All references to "cash" herein shall mean "cash or certified check".

5.       ADMINISTRATION

         (a) The Plan shall be administered by the Board of Directors or by a committee (the "Option Committee") of not less than two directors of the Company appointed by the Board of Directors of the Company (the "Board of Directors") for such term as the Board of Directors may determine. The Board of Directors may, from time to time, remove members from, or add members to, the Option Committee. The administrator of the Plan shall hereinafter be referred to as the "Plan Administrator". In the event that the Plan Administrator is an Option Committee of the Board of Directors, none of the members of such Option Committee shall be an officer or other full-time employee of the Company. It is the intention of the Company that each member of the Option Committee shall be a "disinterested person" as that term is defined and interpreted pursuant to Rule 16b-3(c)(2) or any successor rule thereto promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Action by the Option Committee shall require the affirmative vote of a majority of all its members. In the event that the Plan Administrator is the Board of Directors, and a member of the Board of Directors may be eligible, subject to the restrictions in
Section 2, to participate in or receive or hold options under the Plan, no member of the Board of Directors or the Option Committee shall vote with respect to the granting of options hereunder to himself or herself, as the case may be, and, if state corporate law does not permit a committee to grant options to directors, then any option granted under the Plan to a director for his or her services as such shall be approved by the full Board of Directors.

         With respect to grants made under the Plan to officers and directors of the Company who are subject to Section 16 of the Exchange Act, the Plan Administrator shall be constituted at all times so as to meet the requirements of Rule 16b-3 so long as any of the Company's equity securities are registered pursuant to Section 12(b) or 12(g) of the Exchange Act.

         (b) Subject to the terms and conditions of the Plan, the Plan Administrator shall have the power:

               (i) To determine from time to time the Awards to be granted to eligible persons under the Plan and to prescribe the terms and provisions (which need not be identical) of Awards granted under the Plan to such persons;

               (ii) To construe and interpret the Plan and grants thereunder and in its discretion have the authority: (A) to determine, upon review of relevant information, the fair market value of the Common Stock; (B) to determine the exercise price per share of stock options to be granted; (C) to determine the eligible participants to whom, and time or times at which, options shall be granted and the number of shares to be issuable upon exercise of each stock option; (D) to construe and interpret the Plan; (E) to prescribe, amend and rescind rules and regulations relating to the Plan; (F) to determine the terms and provisions of each grant (which need not be identical); and (G) to make all other determinations necessary to or advisable for the administration of the Plan. Notwithstanding the foregoing, in the event any employee of the Company or any of its Subsidiaries granted an option under the Plan is, at the time of such grant, a member of the Board of Directors of the Company, the grant of such grant shall, in the event the Board of Directors at the time such option is granted is not deemed to satisfy the requirement of Rule 16b-3(b)(2)(i) or (ii) promulgated under the Act, be subject to the approval of an auxiliary committee consisting of not less than two persons who qualify as "disinterested persons" within the meaning of Rule 16b-3(d)(3) promulgated under the Act. All decisions and determinations by the Option Committee in the exercise of this power shall be final and binding upon the Company and the Optionees; and

               (iii) Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to the Plan.

6.       DURATION OF THE PLAN

         The Plan shall become effective upon the approval of the requisite vote of the stockholders of the Company. The Plan shall remain in effect for a term of ten (10) years from September 1, 1995 unless sooner terminated under Section 20 hereof. Notwithstanding any of the foregoing to the contrary, the Plan Administrator shall have the authority to amend the Plan pursuant to Section 20 hereof; provided, however, that Awards already made shall remain in full force and effect as if the Plan had not been amended or terminated.

7.       INCENTIVE STOCK RIGHTS

         The Plan Administrator, in its discretion, may grant to Eligible Participants incentive stock rights composed of incentive stock units. Incentive stock rights shall be granted pursuant to incentive stock rights agreements in such form, and not inconsistent with the Plan, as the Plan Administrator shall approve from time to time and shall include substantially the following terms and conditions as determined by the Plan Administrator:

               (a) Incentive Stock Units. An incentive stock rights agreement shall specify the number of incentive stock units to which it pertains. Each incentive stock unit shall be equivalent to one share of Common Stock. Each incentive stock unit shall entitle the holder thereof to receive, without payment of cash or property to the Company, one share of Common Stock in consideration for services performed for the Company or any Subsidiary by the Eligible Participant, subject to the lapse of the incentive periods (as hereinafter defined).

               (b) Incentive Period. The holder of incentive stock rights shall be entitled to receive shares of Common Stock only after the lapse of such incentive periods, and in such manner, as shall be fixed in the discretion of the Plan Administrator at the time of the grant of such incentive stock rights. (Such period or periods so fixed is or are herein referred to as an "incentive period".) To the extent the holder of incentive stock rights receives shares of Common Stock on the lapse of an incentive period, an equivalent number of incentive stock units subject to such rights shall be deemed to have been discharged.

               (c) Termination by Reason of Death or Disability. In the event that the recipient of incentive stock rights ceases to be and employee or consultant of the Company or any of its Subsidiaries during an incentive period due to death or permanent disability (as determined by the Plan Administrator), the holder of incentive stock rights or, in the case of the death of the holder, the personal representatives, heirs or legatees of such holder, shall be entitled to receive a number of shares equal to an amount determined by multiplying the total number of incentive stock units applicable to such incentive period by a fraction, the numerator of which shall be the number of full calendar months between the date of grant of the incentive stock rights and the date of such termination and the denominator of which shall be the number of full calendar months between the date of grant and the date such incentive period for such units would, but for such termination, have lapsed. For purposes of this Subsection 7(c), this shall constitute a lapse of the incentive period with respect to the number of incentive stock units equal to the number of shares issued. Units upon which the incentive period do not lapse pursuant to the foregoing sentence shall terminate and be null and void on the date on which the recipient cases to be employed by or act as a consultant to the Company or any of its Subsidiaries.

               (d) Termination for Any Other Reason. In the event that the employment or retention as a consultant by the Company of the recipient to whom incentive stock rights have been issued under the Plan terminates for any reason (including dismissal by the Company with or without cause), other than death or permanent disability, such rights as to which the incentive period has not lapsed shall terminate and be null and void on termination of the relationship.

               (e) Issuance of Shares. Upon the lapse of an incentive period, the Company shall deliver to the holder of the related incentive stock unit a certificate or certificates representing the number of shares of Common Stock equal to the number of incentive stock units with respect to which an incentive period has lapsed. The Company shall pay all applicable transfer or issue taxes.

8.       OPTIONS

         Options shall be evidenced by stock option agreements in such form, and not inconsistent with the Plan, as the Plan Administrator shall approve from time to time, which agreements shall contain in substance the following terms and conditions:

               (a) Option Price; Number of Shares. The option price, which shall be approved by the Plan Administrator, shall in no event be less than one hundred percent (100%), in the case of ISOs, and sixty-five percent (65%), in the case of other options, of the fair market value of the Common Stock at the time the option is granted. The fair market value of the Common Stock, for the purpose of the Plan, shall mean: (i) if the Common Stock is traded on a national securities exchange or on the NASDAQ National Market System ("NMS"), the per share closing price of the Common Stock on the principal securities exchange on which they are listed or on NMS, as the case may be, on the date of grant (or if there is no closing price for such date of grant, then the last preceding business day on which there was a closing price); or (ii) if the Common Stock is traded in the over-the-counter market and quotation are published on the NASDAQ quotation system (but not on NMS), the mean between the per share closing bid and asked prices of the Common Stock on the date of grant as reported by NASDAQ (or if there are no closing bid and asked prices for such date of grant, then the last preceding business day on which there were closing bid and asked prices); or
         (iii) if the Common Stock is traded in the over-the-counter market but bid and asked quotations are not published on NASDAQ, the mean between the closing bid and asked prices per share for the Common Stock as furnished by a broker-dealer which regularly furnishes price quotations for the Common Stock.

               The option agreement shall specify the total number of shares to which it pertains and whether such options are ISOs or are not ISOs. With respect to ISOs granted under the Plan, the aggregate fair market value (determined at the time an ISO is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by such employee during any calendar year shall not exceed $100,000 under all plans of the employer corporation or its Parents or Subsidiaries.

               (b) Waiting Period and Exercise Dates. At the time an option is granted, the Plan Administrator will determine the terms and conditions to be satisfied before shares may be purchased, including the dates on which shares subject to the option may first be purchased. (The period from the date of grant of an option until the date on which such option may first be exercised is referred to herein as the "waiting period") At the time an option is granted, the Plan Administrator shall fix the period within which it may be exercised which shall not be less than six (6) months nor, for an ISO, more than ten (10) years from the date of grant or for a non-ISO for more than thirteen (13) years from the date of grant. (Any of such periods is referred to herein as the "exercise price.")

               (c) Form and Time of Payment. Stock purchased pursuant to an option agreement shall be paid for at the time of purchase either in cash or by certified check or, in the discretion of the Plan Administrator, as set forth in the stock option agreement (i) in a combination of cash and a promissory note, (ii) through the delivery of shares of Common Stock, or (iii) in a combination of the methods described above. Upon receipt of payment, the Company shall, without transfer or issue tax to the option holder or other person entitled to exercise the options, deliver to the option holder (or such other person) a certificate or certificates for the shares so purchased.

               (d) Effect of Termination or Death. In the event that an option holder ceases to be an employee or consultant of the Company or of any of its Subsidiaries for any reason other than permanent disability (as determined by the Plan Administrator) and death, any option, including any unexercised portion thereof, which was otherwise exercisable on the date of termination, shall expire unless exercised within a period of three months from the date on which the option holder ceased to be so employed, but in no event after the expiration of the exercise period; provided, however, that, if the Plan Administrator shall determine that an option holder shall have been discharged for cause, options granted and not yet exercised shall terminate immediately and be null and void as of the date of discharge. In the event of the death of an option holder during this three month period, the option shall be exercisable by his or her personal representatives, heirs or legatees to the same extent that the option holder could have exercised the option if he or she had not died, for the three months from the date of death, but in no event after the expiration of the exercise period. In the event of the permanent disability of an option holder while an employee or consultant of the Company or of any Subsidiary, any option granted to such employee or consultant shall be exercisable for twelve (12) months after the date of permanent disability, but in no event after the expiration of the exercise period. In the event of the death of an option holder while an employee or consultant of the Company or any of its Subsidiaries, or during the twelve (12) month period after the date of permanent disability of the option holder, that portion of the option which had become exercisable on the date of death shall be exercisable by his or her personal representatives, heirs or legatees at any time prior to the expiration of one (1) year from the date of the death of the option holder, but in no event after the expiration of the exercise period. Except as the Plan Administrator shall provide otherwise, in the event an option holder ceases to be an employee or consultant of the Company or of any Subsidiary for any reason, including death, prior to the lapse of the waiting period, his or her option shall terminate and be null and void.

               (e) Other Provisions. Each option granted under the Plan may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Plan Administrator.

9.       STOCK APPRECIATION RIGHTS

         The Plan Administrator may grant, in its discretion, stock appreciation rights to Eligible Participants who are granted stock options under the Plan. Such rights shall be granted pursuant to a stock appreciation rights agreement in such for, and not inconsistent with the Plan, as the Plan Administrator shall approve from time to time (and which may be incorporated in the stock option agreement governing the terms of the related option) and shall include substantially the following terms and conditions as the Plan Administrator shall determine:

               (a) Grant. Each right shall relate to a specific option granted under the Plan and shall be granted to the option holder either concurrently with the grant of such option, or at such later time as determined by the Plan Administrator.

               (b) Exercise. A stock appreciation right shall entitle an option holder to receive, without payment of cash or property to the Company, a number of shares of Common Stock, cash, or a combination thereof in the amount determined pursuant to Subsection 9(c) below. The Plan Administrator shall determine whether such payment shall be made in Common Stock, cash, or a combination thereof. Unless otherwise determine by the Plan Administrator, a right shall be exercisable to no greater extent nor upon any more favorable conditions than its related option is exercisable under Subsection 8(b) hereof. An option holder wishing to exercise a right in accordance with this Subsection 9(b) shall give written notice of such exercise to the Company, which notice shall state that the holder of the right elects to exercise the right and the number of shares in respect of which the right is being exercised. The effective date of exercise of a right shall be the date on which the Company shall have received such notice. Upon receipt of such notice, the Company shall: (i) deliver to the option holder or other person entitled to exercise the right, a certificate or certificates representing such shares; and/or (ii) pay cash. The Company shall pay all applicable transfer or issue taxes. Notwithstanding the provisions of this section, no stock appreciation right may be exercised within a period of six months of the date of grant of such stock appreciation right and no stock appreciation right granted with respect to an ISO may be exercised unless the fair market value of the Common Stock on the date of exercise exceeds the exercise price of an ISO.

               (c) Number of Shares or Amount of Cash. The number of shares which shall be issued pursuant to the exercise of a stock appreciation right shall be determined by dividing (i) that portion, as elected by the option holder, of the total number of shares which the option holder is eligible to purchase pursuant to Subsection 8(b) hereof (and as adjusted pursuant to Section 12 hereof), multiplied by the amount (if any) by which the fair market value (as determined in accordance with Subsection 8(a) hereof) of a share of Common Stock on the exercise date exceeds the option exercise price of the related option; by (ii) the fair market value of a share of Common Stock on the exercise date. In lieu of issuing shares of Common Stock on the exercise of a right, the Plan Administrator may elect to pay the cash equivalent of the fair market value on the exercise date of any or all the shares which would otherwise be issuable on exercise of the right. No fractional shares shall be issued under this Subsection 9(c). In lieu of the fractional shares, the option holder shall be entitled to receive a cash adjustment equal to the same fraction of the fair market value per share of Common Stock on the date of exercise.

               (d) Effect of Exercise. Upon the exercise of stock appreciations rights, the related option shall be considered to have been exercised to the extent of the number of shares of Common Stock with respect to which such stock appreciation rights are exercised, and shall be considered to have been exercised to that extent for purposes of determining the number of shares of Common Stock available for the grant of options under the Plan. Upon the exercise or termination of the related option, the stock appreciation rights with respect to such related option shall be considered to have been exercised or terminated to the extent of the number of shares of Common Stock with respect to which the related option was so exercised or terminated.

               (e) Effect of Termination or Death. In the event that an option holder ceases to be an employee or consultant of the Company or any of its Subsidiaries for any reason, his stock appreciation rights shall be exercisable only to the extent and upon the conditions that its related option is exercisable under Subsection 8(d).

10.      LIMITED STOCK APPRECIATION RIGHTS

         The Plan Administrator may grant, in its discretion, limited sock appreciation rights ("Limited Rights") to the holder of any option with respect to all or a portion of the shares subject to such option. Such Limited Rights shall be granted pursuant to an agreement in such form, and not inconsistent with the Plan, as the Plan Administrator shall approve from time to time (and which may be incorporated in the stock option agreements governing the terms of the related option) and shall include substantially the following terms and conditions as the Plan Administrator shall determine:

               (a) Grants. A Limited Right may be granted concurrently with the grant of the related option or at such later time as determined by the Plan Administrator.

               (b) Exercise. Unless otherwise determined by the Plan Administrator, a Limited Right may be exercised only during the period
         (a) beginning on the first day following any one of (i) the date of approval by the stockholders of the Company of an Approved Transaction (as defined in Subsection 10(e) below), (ii) the date of a Control Purchase (as defined in Subsection 10(e) below), or (iii) the date of a Board Change (as defined in Subsection 10(e) below); and (b) ending on the thirtieth day (or such other date specified in the stock option agreement) following such date (such period herein referred to as the "Limited Right Exercise Period"). Each Limited Right shall be exercisable during the Limited Right Exercise Period only to the extent the related option is then exercisable, and in no event after the termination of the related option. Limited Rights granted under the Plan shall be exercisable in whole or in part by notice to the Company. Such notice shall state that the holder of the Limited Rights elects to exercise the Limited Rights and the number of shares in respect of which the Limited Rights are being exercised. The effective date of exercise of a Limited Right shall be deemed to be the date on which the Company shall have received such notice.

               (c) Amount Paid Upon Exercise. Upon the exercise of Limited Rights, the holder shall receive in cash an amount equal to the excess of the fair market value (as determined pursuant to Subsection 8(a) above) on the date of exercise of such Limited Rights of each share of Common Stock with respect to which such Limited Right shall have been exercised over the exercise price per share of Common Stock subject to the related option.

               (d) Effect of Exercise. Upon the exercise of Limited Rights, the related option shall be considered to have been exercised to the extent of the number of shares of Common Stock with respect to which such Limited Rights are exercised, and shall be considered to have been exercised to that extent for purposes of determining the number of shares of Common Stock available for the grant of options under the Plan. Upon the exercise of termination of the related option, the Limited Rights with respect to such related option shall be considered to have been exercised or terminated to the extent of the number of shares of Common Stock with respect to which the related option was so exercised or terminated.

               (e) Definitions. For purposes of this Section 10:

                   (i) An "Approved Transaction" shall mean (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (B) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (c) the adoption of any plan or proposal for the liquidation or dissolution of the Company.

                   (ii) A "Control Purchase" shall mean circumstances in which any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), corporation or other entity (other than the Company or any employee benefit plan sponsored by the Company or any Subsidiary) (A) shall purchase any Common Stock (or securities convertible into the Company's Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board of Directors, or (B) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from rights occurring under special circumstances) having the right to vote in the election of directors (calculated as provided in paragraph (d) of such Rule 13d-3 in the case of rights to acquire the Company's securities).

                   (iii) A "Board Change" shall mean circumstances in which, during any period of two consecutive years or less, individuals who at the beginning of such period constitute the entire Board shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office.

11.      RESTRICTED STOCK PURCHASES

         The Plan Administrator may authorize, in its discretion, the issuance of restricted shares of Common Stock to Eligible Participants pursuant to restricted share agreements in such form, and not inconsistent with the Plan, as the Plan Administrator shall approve from time to time. Any amount of restricted shares issued shall be subject to the following terms:

               (a) Restricted Period and Price. The Plan Administrator shall prescribe restrictions, terms and conditions, including but not limited to the period ("restricted period") during which the holder must continue to render services to the Company in order to retain the restricted shares. The Plan Administrator shall determine the price, if any, to be paid by the holder for the restricted shares. Upon forfeiture of any restricted shares, any amount paid by the holder shall be repaid in full by the Company.

               (b) Issuance of Restricted Shares. Restricted shares, when issued, will be represented by a stock certificate or certificates registered in the name of the holder to whom such restricted shares shall have been awarded. During the restricted period, certificates representing the restricted shares and any securities constituting retained distributions (as defined below in Subsection 10(c)) shall bear a restrictive legend to the effect that ownership of the restricted shares, and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the applicable shares agreement. Such certificates shall be deposited by such holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the restricted shares and any retained distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the applicable restricted shares agreement.

               (c) Rights With Respect to Restricted Shares. Restricted shares shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The holder will have the right to vote such restricted shares, to receive and retain all regular cash dividends, and such other distributions as the Plan Administrator may in its sole discretion designate, pay, or distribute on such restricted shares and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such restricted shares, with the exception that (i) the holder will not be entitled to delivery of the stock certificate or certificates representing such restricted shares until the restricted period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the restricted shares during the restricted period; (iii) other than regular cash dividends and such other distributions as the Board may in its sole discretion designate, the Company will retain custody of all distributions ("retained distributions") made or declared with respect to the restricted shares (and such retained distributions will be subject to the same restrictions, terms and conditions as are applicable to the restricted shares) until such time, if ever, as the restricted shares with respect to which such retained distributions shall have been made, paid or declared shall have become vested, and such retained distributions shall not bear interest or be segregated in separate accounts; (iv) the holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the restricted shares or any retained distributions during the restricted period; and
         (v) a breach of any restrictions, terms or conditions provided in the Plan or established by the Board with respect to any restricted shares or retained distributions will cause a forfeiture of such restricted shares and any retained distributions with respect thereto.

               (d) Completion of Restricted Period. On the last day of the restricted period with respect to each Award of restricted shares, and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such restricted shares shall become vested and (ii) any retained distributions with respect to such restricted shares shall become vested. Unless the Plan Administrator determines otherwise, any such restricted shares and retained distributions that shall not have become vested upon the termination of employment of the holder shall be forfeited to the Company and the holder shall not thereafter have any rights (including dividend and voting rights) with respect to such restricted shares and retained distributions that shall have been so forfeited, provided, however, that if the holder shall die, become totally disabled or is terminated by the Company without cause during a restricted period with respect to any restricted shares, then, unless the restricted share agreement relating to such shares provided otherwise, the restricted period applicable to each Award of restricted shares to such holder shall be deemed to have expired and all such restricted shares and retained distributions shall become vested.

12.      RECAPITALIZATION

         In the event that dividends are payable in Common Stock or in the event there are splits, subdivisions or combinations of shares of Common Stock, the number of shares available under the Plan shall be increased or decreased proportionately, as the case may be, and the number of shares delivered upon the exercise thereafter of any stock option, stock appreciation right or limited stock appreciation right, upon distribution pursuant to incentive stock rights theretofore granted or upon sale pursuant to restricted stock purchase agreements theretofore entered into, and the price per share with respect thereto, shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price (where applicable).

13.      ACCELERATION

         Notwithstanding any contrary waiting period in any stock option agreement, any incentive period in any incentive stock rights agreements or any Restricted Period with respect to any shares issued pursuant to any restricted stock purchase agreement, or in the Plan, but subject to any determination by the Plan Administrator to provide otherwise at the time such Award is granted or subsequent thereto, each outstanding option granted under the Plan shall become exercisable in full for the aggregate number of shares covered thereby, and each share issuable upon lapse of an incentive period or issued pursuant to a restricted stock purchase agreement shall vest unconditionally on the first day following the occurrence of any of the following: (a) the approval by the stockholders of the Company of an Approved Transaction; (b) a Control Purchase; or (c) a Board Change.

14.      CONTINUATION OF RELATIONSHIP: LEAVE OF ABSENCE.

         (a) Nothing in the Plan or any Award made hereunder shall interfere with or limit in any way the right of the Company or of any Subsidiary to terminate any Eligible Participant's employment at any time, nor confer upon any Eligible Participant any right to continue any such relation with the Company or Subsidiary.

         (b) For purposes of the Plan, a transfer of an employee from the Company to a Subsidiary or vice versa, or from one Subsidiary to another, or a leave of absence duly authorized by the Company shall not be deemed a termination of employment or a break in an incentive, waiting, exercise or Restricted Period, as the case may be. In the case of any employee on an approved leave of absence, the Plan Administrator may make such provisions with respect to continuance of incentive stock rights, options or shares previously granted while on leave from the employ of the Company or a Subsidiary as it may deem equitable.

15.      GENERAL RESTRICTION

         Each Award made under the Plan shall be subject to the requirement that, if at any time the Plan Administrator shall determine, in its sole and subjective discretion, that the registration qualification or listing of the shares subject to such Award upon a securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting or exercise of such Award, the Company shall not be required to issue such shares unless such registration, qualification, listing, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Plan Administrator. Nothing in the Plan or any agreement or grant hereunder shall obligate the Company to effect any such registration, qualification or listing.

16. RIGHTS AS A STOCKHOLDER

         The holder of a stock option, incentive stock right, stock appreciation right or limited stock appreciation right shall have no rights as a stockholder with respect to any shares covered by the stock option, incentive stock right, stock appreciation right or limited stock appreciation right, as the case may be, until the date of issuance of a stock certificate to him for such shares related to the exercise or discharge thereof. No adjustment shall be made for the dividends or other rights for which the record date is prior to the date such stock certificate is issued.

17. NON-ASSIGNABILITY OF INCENTIVE STOCK RIGHTS, STOCK OPTIONS, STOCK APPRECIATION RIGHTS AND LIMITED STOCK APPRECIATION RIGHTS

         No incentive stock right, stock option, stock appreciation right or limited stock appreciation right shall be assignable or transferable by an Eligible Participant except by will or by the laws of descent and distribution and during the lifetime of an Eligible Participant may only be exercised by him. Notwithstanding the foregoing, to the extent permitted by applicable law and Rule 16b-3, the Plan Administrator may permit a recipient of an Award to (i) designate in writing during the Participant's lifetime a beneficiary to receive and exercise the Award in the event of such Participant's death or (ii) transfer an Award granted hereunder.

18.      WITHHOLDING TAXES

         Whenever under the Plan shares are to be issued in satisfaction of stock options, incentive stock rights, stock appreciation rights or limited stock appreciation rights granted thereunder, or pursuant to restricted stock purchases, the Company shall have the right to require the Eligible Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificates for such shares or at such later time as when the Company any determine that such taxes are due. Whenever under the Plan payments are to be made in cash, such payment shall be net of an amount sufficient to satisfy federal, state and local withholding tax requirements.

19.      NON-EXCLUSIVITY OF THE PLAN

         Neither the adoption of the Plan by the Board of Directors nor any provision of the Plan shall be construed as creating any limitations on the power of the Plan Administrator to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

20.      AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

         The Plan Administrator may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuance shall be made which would impair the rights of any recipient of a stock option, incentive stock right, stock appreciation right or limited stock appreciation right under any agreement theretofore entered into hereunder, without his consent, or which, without the requisite vote of the stockholders of the Company approving such action, would:

               (a) except as is provided in Section 12 of the Plan, increase the total number of shares of Common Stock reserved for the purposes of the Plan; or

               (b) extend the duration of the Plan; or

               (c) materially increase the benefits accruing to participants under the Plan; or

               (d) change the category of persons who can be Eligible Participants under the Plan.

         Without limiting the foregoing, the Plan Administrator may, any time or from time to time, authorize the Company, with the consent of the respective recipients, to issue new options or rights in exchange for the surrender and cancellation of any or all outstanding options or rights.

21.      LIMITATIONS ON EXERCISE

         Notwithstanding anything to the contrary contained in the Plan, any agreement evidencing any Award hereunder may contain such provisions as the Board of Directors deems appropriate to ensure that the penalty provisions of
Section 4999 of the Code, or any successor thereto, will not apply to any stock or cash received by the holder from the Company.

22.      LIMITATIONS ON AWARDS

         Notwithstanding anything to the contrary contained in the plan, no Eligible Participant may be granted aggregate Awards in any calendar year that consist of stock or the right to purchase stock that exceeds 200,000 shares.

23.      GOVERNING LAW

         The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.

                                   APPENDIX B

                         COMPREHENSIVE CARE CORPORATION
                              AMENDED AND RESTATED
                    NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                         COMPREHENSIVE CARE CORPORATION

                              AMENDED AND RESTATED

                  NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                               TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
SECTION 1 DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . .      2

         1.1     Definitions  . . . . . . . . . . . . . . . . . . . . . .      2

SECTION 2 THE STOCK OPTION PLAN . . . . . . . . . . . . . . . . . . . . .      3

         2.1     The Purpose of the Plan  . . . . . . . . . . . . . . . .      3
         2.2     Stock Subject to the Plan  . . . . . . . . . . . . . . .      3
         2.3     Administration of the Plan . . . . . . . . . . . . . . .      3
         2.4     Eligibility  . . . . . . . . . . . . . . . . . . . . . .      3

SECTION 3 TERMS AND CONDITIONS OF OPTIONS . . . . . . . . . . . . . . . .      3

         3.1     Number of Option Shares  . . . . . . . . . . . . . . . .      3
         3.2     Type of Option . . . . . . . . . . . . . . . . . . . . .      4
         3.3     Exercise Price . . . . . . . . . . . . . . . . . . . . .      4
         3.4     Option Term  . . . . . . . . . . . . . . . . . . . . . .      4
         3.5     Exercisability . . . . . . . . . . . . . . . . . . . . .      4
         3.6     Payment  . . . . . . . . . . . . . . . . . . . . . . . .      5
         3.7     Nonassignability . . . . . . . . . . . . . . . . . . . .      5
         3.8     Option Agreement . . . . . . . . . . . . . . . . . . . .      5

SECTION 4 GENERAL PROVISIONS  . . . . . . . . . . . . . . . . . . . . . .      5

         4.1     Changes in Capitalization; Merger; Liquidation . . . . .      5
         4.2     Right to Remove Director . . . . . . . . . . . . . . . .      6
         4.3     Restrictions on Delivery and Sale of Shares; Legends . .      6
         4.4     Non-alienation of Benefits . . . . . . . . . . . . . . .      6
         4.5     Termination and Amendment of the Plan  . . . . . . . . .      6
         4.6     Stockholder Approval . . . . . . . . . . . . . . . . . .      6
         4.7     Choice of Law  . . . . . . . . . . . . . . . . . . . . .      6
         4.8     Effective Date of Plan . . . . . . . . . . . . . . . . .      6

                         COMPREHENSIVE CARE CORPORATION
                              AMENDED AND RESTATED
                   NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                             SECTION 1  DEFINITIONS

         1.1 Definitions. Whenever used herein, the masculine pronoun shall be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

                 (a) "Administrator" means the Director Plan Committee established and provided for in Section 2.3 hereof.

                 (b) "Board of Directors" means the board of directors of the Company.

                 (c) "Change in Control" means any event that pursuant to the Company's Certificate of Incorporation, as amended from time to time, requires the affirmative vote of the holders of not less than eighty percent (80%) of the Voting Stock (as defined therein); provided, however, that no event shall constitute a Change of Control if approved by the Board of Directors a majority of whom are present Directors and new Directors. For purposes of the preceding sentence, the term "present Directors" means individuals who as of the date this Plan is adopted were members of the Board of Directors and the term "new Directors" means any Director whose election by the Board of Directors in the event of vacancy or whose nomination for election was approved by a vote of at least three-fourths of the Directors then still in office who are present Directors and new Directors; provided that any Director initially elected to the Board of Directors solely to avoid or settle a threatened or actual proxy contest shall in no event be deemed to be a new Director.

                 (d) "Chairman" means the individual designated as Chairman of a committee of the Board of Directors.

                 (e) "Code" means the Internal Revenue Code of 1986, as amended.

                 (f) "Committee" means any committee of the Board of Directors established by resolution of, the Board of Directors.

                 (g) "Company" means Comprehensive Care Corporation, a Delaware corporation.

                 (h) "Director" means any individual who is a member of the Board.

                 (i) "Effective Date" means the date the Plan is approved by the stockholders of the Company.

                 (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                 (k) "Fair Market Value" with regard to a date means the closing price of the Stock on the last trading date prior to that date as reported by the New York Stock Exchange (or, if applicable, as reported by any other national securities exchange selected by the Plan Administrator on which the shares of Stock are then actively traded).

                 (l) "Option" means a non-qualified stock option granted under the Plan to buy shares of Stock.

                 (m) "Participant" means an individual who, pursuant to Plan Section 2.4, is eligible to participate in the Plan.

                 (n) "Plan" means the Comprehensive Care Corporation Non-Employee Directors' Stock Option Plan.

                 (o) "Stock" means the Company's common stock, $.01 par value.

                 (p) "Non-Employee Director" means a director who is not a regular full-time employee of the Company or any subsidiary of the Company.

                 (q) "Vice-Chairman" means the individual then occupying the position of Vice-Chairman of the Board of Directors, having been designated as such by Resolution of the Board of Directors.

                        SECTION 2  THE STOCK OPTION PLAN

         2.1 The Purpose of the Plan. The Plan is intended to (a) provide incentive to non-employee Directors of the Company to stimulate their efforts toward the continued success of the Company and to manage the business of the Company in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by non-employee Directors by providing them with a means to acquire a proprietary interest in the Company; and (c) provide a means of obtaining and rewarding non-employee Directors.

         2.2 Stock Subject to the Plan. Subject to adjustment in accordance with Section 7.1, 250,000 shares of Stock (the "Maximum Plan Shares") are hereby reserved exclusively for issuance pursuant to Options. At no time shall the aggregate of (a) shares of Stock issuable pursuant to outstanding Options; and (b) shares of Stock issued pursuant to Options exceed the Maximum Plan Shares; for this purpose, the outstanding Options and shares of stock issued in respect of Options shall be computed consistent with Rule 16b-3(a)(1) as promulgated under the Exchange Act. If an Option expires or terminates for any reason without being exercised in full, the unpurchased shares subject to such Option shall again be available for purposes of the Plan.

         2.3 Administration of the Plan. The Director Plan shall be administered by a committee of the Board of Directors of the Company (the "Director Plan Committee") which shall at all times consist of not less than one (1) but not more than three (3) directors of the Company who are not entitled to participate in the Director Plan, to be appointed by the Board of Directors and to serve at the pleasure of the Board of Directors. It is the intention of the Company that each member of the Director Plan Committee shall be a "disinterested person" as that term is defined and interpreted pursuant to Rule 16b-3(c)(2) or any successor rule thereto promulgated under the Securities Exchange Act of 1934, as amended (the "Act").

         Grant of options under the Director Plan to non-employee Directors and the amount and nature of the awards to be granted shall be automatic as described in Section 3 hereof. However, all questions of interpretation of the Director Plan or of any options issued under it shall be determined by the Committee and such determination shall be final and binding upon all persons having an interest in the Director Plan. A majority of the Committee's members shall constitute a quorum, and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held.

         2.4 Eligibility. Any member of the Board of Directors who is a non-employee Director of the Company shall be a Participant.


                   SECTION 3  TERMS AND CONDITIONS OF OPTIONS

         3.1 Number of Option Shares. A Participant shall be granted Options as follows:

                 (a) Each individual who is serving as a non-employee Director as of the Plan's Effective Date, will be granted, as of the Plan's Effective Date, an option to purchase 10,000 shares of Stock.

                 (b) Each individual who first becomes a non-employee Director on or after Effective Date, whether through election at an annual meeting of the Company's stockholders or through appointment by the Board, will be granted, at the time of such election or appointment, an Option to purchase 10,000 shares of Stock.

                 (c) Commencing with the 1994 annual meeting of the Company's stockholders, each individual who at that time remains as a non-employee Director will receive an additional grant of an Option to purchase 5,000 shares of Stock (the "Annual Grant").

                 (d) In addition to the Initial Grant and Annual Grant to non-employee Directors provided for in Paragraphs 5(a)(i) and 5(a)(ii) hereof, there shall be granted and awarded to the Vice-Chairman of the Board of Directors, each Chairman of each Committee of the Board of Directors, and each non-employee Director who serves on a Committee of the Board of Directors an option to purchase shares of Common Stock (the "Special Service Option") as follows:

                          (i)  Contemporaneously with each Annual Grant, there
shall be granted and awarded to the individual occupying the position of Vice-Chairman of the Board of Directors options to purchase 3,333 shares of Common Stock.

                          (ii)  Contemporaneously with each Annual Grant, there
shall be granted and awarded to each Chairman of each Committee of the Board of Directors options to purchase 8,333 shares of Common Stock.

                          (iii)  Contemporaneously with each Annual Grant,
there shall be granted and awarded to each Non-Employee Director who serves on a Committee of the Board of Directors (other than the Chairman of the Committee) options to purchase 2,500 shares of Common Stock.

                          (iv)  In the event, a non-employee director is
Chairman of more than one Committee or serves on more than one Committee, such individual shall receive a Special Service Option in each separate capacity.

         3.2     Type of Option.  Options shall be non-qualified stock options.

         3.3 Exercise Price. The Exercise Price for a share of Stock subject to a Option shall be the Fair Market Value (determined as of the date of grant) of a share of Stock.

         3.4 Option Term. Each Option, once exercisable, shall remain exercisable until the tenth anniversary of the date of grant. Notwithstanding the foregoing:

                 (a) Except as provided in Subsection (b) hereof, should a Participant cease to be a Director for any reason (other than death) while holding an Option granted pursuant to this Plan, then such Participant shall have a six-month period following the date of such cessation of Board membership in which to exercise such Option for any or all of the shares of Stock for which the Option has become exercisable at the time the Participant ceases to be a Director.

                 (b) Should a Participant die while serving as a Director or during the six-month period following the date of the Participant's cessation of Board service (as described in Subparagraph (a) above), then the Option may be subsequently exercised, for any or all of the shares of Stock for which the Option is exercisable at the time of the Optionee's death, by the personal representative of the Optionee's estate or by the person or persons to whom the Option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Any such exercise, however, must occur within 12 months after the date of the Optionee's death.

                 (c) In no event shall any grant of Option pursuant to the Plan remain exercisable after the tenth anniversary of the Option's date of grant. Upon the expiration of the applicable exercise period in accordance with Subparagraphs (a) and (b) above or (if earlier) upon the expiration of the ten year option term, the Option shall terminate and cease to be exercisable.

         3.5 Exercisability. Each Option may be exercised for that percentage of shares of Stock subject to the Option as to which the Option has become vested, reduced by that number of shares of Stock subject to the Option which have been previously exercised.

                 (a) With respect to Options granted pursuant to Plan Sections 3.1(a) and (b), the Option shall vest in 25% increments on each "Vesting Date," provided the Participant is still a Director on the Vesting Date. For purposes of this Subsection (a), the term Vesting Date shall mean each one year anniversary of the date of grant.

                 (b) With respect to Options granted pursuant to Plan Sections 3.1(c)and (d), the Option shall become 100% vested as of the first annual meeting of the Company's stockholders held after the date of grant, provided the Participant is still a Director on that date.

         3.6 Payment. Payment for all shares of Stock purchased pursuant to the exercise of an Option shall be made in any form or manner authorized by the Committee in the Stock Option Agreement, including, but not limited to, (i) cash, (ii) by delivery to the Company of a number of shares of Stock which have been owned by the holder for at least six months prior to the date of exercise having an aggregate Fair Market Value of not less than the product of the Exercise Price multiplied by the number of shares the Participant intends to purchase upon exercise of the Option on the date of delivery; or (iii) in a cashless exercise through a broker. The holder of an Option, as such, shall have none of the rights of a stockholder.

         3.7 Nonassignability. An option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the person to whom the option is granted only by such person or by his guardian or legal representative. Notwithstanding the foregoing, to the extent permitted by applicable law and Rule 16b-3, the Director Plan Committee may permit a recipient of an option granted hereunder to (i) designate in writing during the optionee's lifetime a beneficiary to receive and exercise the optionee's options in the event of such optionee's death or (ii) transfer an option granted hereunder. In the event of the death of an Optionee while a Non-Employee Director, an option may be exercised by the representative of the estate of such Optionee within twelve (12) months following the date of death, but not later than the Expiration Date.

         3.8 Option Agreement. Each Option shall be evidenced by a Stock Option Agreement which shall incorporate the terms of the Plan.


                         SECTION 4  GENERAL PROVISIONS

         4.1     Changes in Capitalization; Merger; Liquidation.

                 (a) The number of shares of Stock reserved for the grant of Options; the number of shares of Stock reserved for issuance upon the exercise or payment, as applicable, of each outstanding Option; and the Exercise Price of each outstanding Option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.

                 (b) In the event of or anticipation of a merger, consolidation or other reorganization of the Company or tender offer for shares of Stock, the Plan Administrator may make such adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect such merger, consolidation, reorganization or tender offer, including without limitation, the substitution of new awards, the termination or adjustment of outstanding awards, the acceleration of awards or the removal of restrictions on outstanding awards. Any adjustment pursuant to this Section
4.1 may provide, in the Plan Administrator's discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Option, but shall not otherwise diminish the then value of the Option.

                 (c) The existence of the Plan and the Options granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

         4.2 Right to Remove Director, Committee Chairman or Committee Member. Nothing in the Plan or in any Stock Option Agreement shall confer upon any Participant the right to continue as a member of the Board of Directors, chairman of any committee or member of any committee, or affect the right of the Company to terminate a Participant's directorship at any time.

         4.3 Restrictions on Delivery and Sale of Shares; Legends. Each Option is subject to the condition that if at any time the Plan Administrator, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Option upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Option or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Option may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Options then outstanding, the Participant shall, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to an Option, represent, in writing, that the shares received pursuant to the Option are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares delivered pursuant to an Option such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

         4.4 Non-alienation of Benefits. Other than as specifically provided with regard to the death of a Participant, or otherwise provided in
Section 3.7 hereof, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit shall, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

         4.5 Termination and Amendment of the Plan. The Board of Directors at any time may amend or terminate the Plan without stockholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of stockholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws. Notwithstanding the foregoing, in no event shall the Board of Directors amend the provisions of the Plan that relate to Options more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder. No termination, modification or amendment of the Plan, without the consent of a Participant who has been awarded an Option shall adversely affect the rights of that Participant under such Option.

         4.6 Stockholder Approval. The amended and restated Plan shall be submitted to the stockholders of the Company for their approval at the next annual meeting to the Company's stockholders after the adoption of the Plan by the Board of Directors of the Company.

         4.7 Choice of Law. The laws of the State of California shall govern the Plan, to the extent not preempted by federal law.

         4.8 Effective Date of Plan. The Plan shall become effective on the Effective Date.

                          COMPREHENSIVE CARE CORPORATION


                          By:                 /s/ Chriss W. Street
                              --------------------------------------------------

                          Title: Chairman, President and Chief Executive Officer
                                 -----------------------------------------------
ATTEST:


/s/ Kerri Ruppert
-----------------
    Secretary
[CORPORATE SEAL]

                         COMPREHENSIVE CARE CORPORATION

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           FOR THE ANNUAL MEETING OF STOCKHOLDERS ON NOVEMBER 9, 1995

    The undersigned hereby appoints Chriss W. Street and Kerri Ruppert, or either of them, proxies, with power of substitution, to vote the shares of common stock of Comprehensive Care Corporation which the undersigned is entitled to vote at the annual meeting of stockholders on November 9, 1995, and any adjournment thereof, as follows:

1.    Proposal 1:   Election of Director:
      / / FOR the election as director the following:
      Class III: Nominee for a 3-year term expiring in 1998:
                        W. James Nicol
      / / WITHHOLD AUTHORITY to elect the nominee listed above.
      (Instructions: TO WITHHOLD AUTHORITY TO VOTE FOR ANY PARTICULAR NOMINEE, DRAW A LINE THROUGH HIS NAME ABOVE. To
      cumulate your votes (you are entitled to as many votes as equals the number of shares you hold, multiplied by the number of directors to be elected), indicate on the line below, the name(s) of the nominee(s) and the number of votes to be cast in his, her or their favor. You may cast all your votes for a single nominee, or you may distribute them among any two or more of them, as you see fit. Unless you indicate otherwise in the space below, the designated proxies are authorized to distribute your votes in their discretion so as to elect by cumulative voting the maximum number of the above nominees, whose names are not lined out. Insofar as only one director is to be elected as a Class III director, there would be no effective application of cumulative voting provision.)

           (Continued and to be signed and dated on the other side.)

                          (Continued from other side)

2.    Proposal 2:   Proposal to adopt the Comprehensive Care Corporation 1995 Incentive Plan.
      / / FOR                    / / AGAINST                    / / ABSTAIN
3.    Proposal 3:   Proposal to amend and restate the Comprehensive Care Corporation Directors' Stock Option Plan.
      / / FOR                    / / AGAINST                    / / ABSTAIN
4.                  With discretionary power in the transaction of such other business as may properly come before the meeting.

    THIS PROXY, PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREON. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEE IN PROPOSAL 1, FOR PROPOSAL 2, AND FOR PROPOSAL 3. THE PROXIES MAY VOTE IN THEIR DISCRETION AS TO OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

Dated:                  , 1995.                 --------------------------------
                                                Signature

                                                --------------------------------
                                                Signature (if held jointly)
                                                Title or authority (if
                                                applicable)

                                                NOTE: Please sign exactly as
                                                name appears hereon. If shares
                                                are registered in more than one
                                                name, the signature of all
                                                persons are required. A
                                                corporation should sign in its
                                                full corporate name by a duly
                                                authorized officer, stating his
                                                or her title. Trustees,
                                                guardians, executors and
                                                administrators should sign in
                                                their official capacity, giving
                                                their full title as such. If a
                                                partnership, please sign in the
                                                partnership name by an
                                                authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY,
USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES OF AMERICA.